333-46538
                                                                       811-08781

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6


   REGISTRATION UNDER THE SECURITIES ACT OF 1933                        [ ]

       Pre-Effective Amendment No.                                      [ ]

       Post-Effective Amendment No. 2                                   [X]

                                and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

       Amendment No. 4                                                  [ ]

                        (Check appropriate box or boxes)


BMA Variable Life Account A
(Exact Name of Registrant)

Business Men's Assurance Company of America
(Name of Depositor)

Depositor's Telephone Number, including Area Code 816-753-8000

David A. Gates
Business Men's Assurance Company of America
700 Karnes Blvd.
Kansas City, Missouri 64108
(Name and Address of Agent for Service)

     Copies to:

      Lynn K. Stone
      Blazzard, Grodd & Hasenauer, P.C.
      943 Post Road East
      Westport, CT 06880
      (203) 226-7866

It is proposed that this filing will become effective (check appropriate box)

    [ ] immediately upon filing pursuant to paragraph (b)
    [ ] on (date) pursuant to paragraph (b)
    [X] 60 days after filing pursuant to paragraph (a)(1)
    [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                                     PART A

    LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
                                    issued by
                           BMA VARIABLE LIFE ACCOUNT A
                                       and
                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                                   May 1, 2003

Service Center:

BMA
2000 Wade Hampton Boulevard
Greenville, SC 29615-1064
1-800-423-9398

This prospectus describes a last survivor flexible premium adjustable variable life insurance policy (Policy) issued by Business Men's Assurance Company of America (BMA, us, our or we). The Policy is a long-term investment designed to provide life insurance protection on the lives of two persons. This prospectus provides important information that a prospective investor should know before investing.

You can allocate all or part of your Accumulation Value to:

    o The Investment Options (you have investment risk, including possible loss of principal)

    o Our Fixed Account (we have the investment risk and guarantee a certain investment rate on your investment)



THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE.




                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
POLICY BENEFITS/RISK SUMMARY
   POLICY BENEFITS
   POLICY RISKS
FEE TABLE
THE POLICY
   Ownership
   Changes to Policy
PURCHASING POLICY
   Premiums
   Applying For a Policy and Insurance Coverage
   Issue Ages
   Allocation of Premiums
   Lapse, Grace Period and Reinstatement
   Maturity Date
   Termination of Policy
POLICY VALUES
   Accumulation Value
   Cash Surrender Value
   Accumulation Unit Value
   Right to Refund
DEATH BENEFITS
   Change in Death Benefit Option
   Specified Amount
   Settlement Options
OPTIONAL INSURANCE RIDERS
   Guaranteed Minimum Death Benefit Rider
   Survivorship Term Rider
   Four Year Term Insurance Rider
CHARGES AND DEDUCTIONS
   GENERAL
   CHARGES DEDUCTED FROM PREMIUM PAYMENTS
   Premium Charge
PERIODIC CHARGES
   Monthly Deduction
   Investment Option Expenses
   TRANSACTION CHARGES
   Surrender Charge
   Partial Surrender Fee
   Reduction or Elimination of Surrender Charge
   Transfer Fee
   Taxes
INVESTMENT OPTIONS
FIXED ACCOUNT
TRANSFERS
   Dollar Cost Averaging
   Asset Rebalancing
   Asset Allocation Option
ACCESS TO YOUR MONEY
   Loans
   Surrenders
FEDERAL TAX MATTERS
   Life Insurance in General
   Taking Money Out of Your Policy
   Diversification and Owner Control
   Payment Options
   Business Use
STATE VARIATIONS
FINANCIAL STATEMENTS
APPENDIX A - Glossary
APPENDIX B - Investment Options



                               POLICY BENEFITS/RISKS SUMMARY

This summary describes the benefits and risks of the Policy. More detailed information can be found in other sections of this prospectus and in the Statement of Additional Information (SAI). Appendix A to this prospectus contains a Glossary of certain words or phrases used in this prospectus.

POLICY BENEFITS

INVESTMENT OPTIONS

You can allocate your money to our Fixed Account or to any or all of the available Investment Options.

DEATH BENEFITS

We pay the Death Proceeds to your Beneficiary when the last surviving Insured dies. The amount of the Death Benefit depends on: the Specified Amount of your Policy; the Death Benefit option in effect at the time of death; and under some circumstances, your Policy's Accumulation Value on the date of the last surviving Insured's death. You can choose between the following two Death Benefits Options:

         Level Death Benefit
         Adjustable Death Benefit

Under certain circumstances, you can change Death Benefit options. You can also change the Specified Amount under certain circumstances.

The actual amount payable to your Beneficiary is the Death Proceeds which is equal to the Death Benefit less any Indebtedness.

All or part of the Death Proceeds may be paid in a lump sum or applied under one of the Payment Options contained in the Policy.

SURRENDERS AND PARTIAL SURRENDERS

Surrenders: You may terminate the Policy at any time. We will pay you the Cash Surrender Value as of the Business Day we receive your request in good order. We may assess a Surrender Charge.

Partial Surrenders: After the first Policy Year, you may surrender a part of the Cash Surrender Value. You can make a partial surrender twice each Policy Year. The partial surrender will be limited to such amounts so that the partial surrender will not reduce the Specified Amount below the Minimum Specified Amount, as stated in your Policy, or reduce the remaining Cash Surrender Value below $500. We may assess a Surrender Charge and Partial Surrender Fee. A partial surrender may affect the Specified Amount and Death Benefit Option.

TRANSFERS

You can transfer money among the Fixed Account and the Investment Options. You can make 12 free transfers every Policy Year. After that, there is a transfer fee.

LOANS

You may take a loan while the Policy is in force and not in the Grace Period. The amount of the loan can be any amount not to exceed the loan value, which is less than your Accumulation Value.

SUPPLEMENTAL BENEFITS

You may supplement the Policy with the following riders (where available):

   - Guaranteed Minimum Death Benefit Rider
   - Extension of Maturity Date Rider
   - Survivorship Term Rider
   - Exchange Option Rider
   - Four Year Term Insurance Rider

POLICY RISKS

It may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.

INVESTMENT RISK

If you invest your Accumulation Value in one or more of the Investment Options, you will be subject to the investment risk that the investment return may be unfavorable and your Accumulation Value could decrease. A complete discussion of the risks of each Investment Option may be found in the prospectuses for the Investment Options. If you allocate your Accumulation Value to the Fixed Account, then we credit your Policy's Accumulation Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum rate specified in your Policy.

RISK OF LAPSE

If your Cash Surrender Value is not enough to pay the Monthly Deductions for the following month, your Policy may enter a 61-day Grace Period. If sufficient Premium is not paid during the Grace Period, all coverage under the Policy and any rider(s) will terminate without value at the end of the Grace Period. However, because the Policy has a five year no-lapse guarantee, the Policy will not terminate if the No-Lapse Minimum Monthly Premiums (as specified in your Policy) are paid during this five year period. Your Policy may also lapse if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination of the Policy with a loan outstanding may have federal tax consequences. You may reinstate a lapsed Policy, subject to certain requirements.

SURRENDER RISKS

The Surrender Charge under the Policy applies for 15 Policy Years after the Policy Date. A Surrender Charge will also be applied for 15 years from the date of any increase in the Specified Amount. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy as a short-term investment. The Policy has been designed to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

Even if you do not surrender your Policy, Surrender Charges may determine whether your Policy will lapse (terminate without value), because Surrender Charges affect the Cash Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

Partial surrenders are not permitted during the first Policy Year. After the first Policy Year, you can make a partial surrender twice each Policy Year. There is a Partial Surrender Fee assessed. We may also assess a pro-rata portion of the Surrender Charge. If you make a partial surrender, the Specified Amount may be reduced if the Level Death Benefit Option is in effect.

A surrender may have tax consequences.

LOAN RISKS

A Policy loan, whether or not unpaid, will have a permanent effect on Death Benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan. Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value.

We reduce the amount we pay on the last surviving Insured's death by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full.

If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount received plus the amount of the loan, to the extent it exceeds the cost basis in the Policy, will generally be treated as ordinary income subject to tax.

TAX RISKS

We believe that the Policy will qualify as a life insurance contract under federal tax laws. However due to the complexity of these laws and the limited guidance available, there is some uncertainty as to the application of these tax laws to the Policy. Assuming that the Policy qualifies as a life insurance contract, the death benefits payable to a Beneficiary under the Policy should be excludible from the gross income of the Beneficiary.

Tax law classifies certain life insurance contracts as modified endowment contracts (MECs) depending upon the amount and timing of premiums paid into the Policy. If the Policy is classified as a MEC, any loans or withdrawals from the Policy will be includible in taxable income to the extent of earnings in the Policy and may be subject to a 10% penalty if you have not reached age 59 1/2. If a Policy is not a MEC, distributions are first treated as a non-taxable return of investment in the Policy and then as taxable income. The 10% penalty does not apply to such distributions. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

Under current federal tax rules, it is unclear under which circumstances a Policy Owner, because of the degree of control over the investments underlying the Policy will be considered the Owner of those underlying investments. It is not known whether the ability to transfer among Investment Options or the number or type of investment choices available under the Policy would cause the Policy Owner to be treated as the owner of the underlying assets, resulting in loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided by the Internal Revenue Service regarding these issues and what standards may be contained in such guidance.

Due to the complexity of the tax laws affecting life insurance contracts, you should consult your tax adviser regarding your particular circumstances and how these laws may affect you.

See "Federal Tax Matters" for further information about taxes.

                                    FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer Accumulation Value between Investment Options.



                                            Transaction Fees



      Charge                          When Charge is Deducted                                  Amount Deducted
    ----------                        -----------------------                                  ---------------
Premium Charge                  Upon payment of Premium                          Policy Years 1-10: 8.0% of all Premiums
                                                                                 Policy Years 11+: 4.0% of all Premiums

Surrender Charge(1)             Upon total surrender before 15th Policy          Maximum charge is $40.00 per
                                Anniversary or within 15 years after             $1,000 of Specified Amount.
                                increase in Specified Amount.  For
                                a requested decrease in Specified
                                Amount before 15th Policy Anniversary,
                                or within 15 years after increase
                                in Specified Amount.

                                For partial surrenders, for any amount that Specified Amount is reduced.

Partial Surrender Fee           Upon partial surrender                           $25

Transfer Fee                    Upon transfers after 12 free transfer per        $25 per transfer after 12 free transfers
                                Policy Year.                                     each Policy Year

Loan Interest Rate Charged      Upon first interest payment due date and         6% in arrears
                                on each Policy Anniversary

(1) Surrender Charges vary by year of surrender, Initial Base Policy Specified Amount, Issue Age, sex and Rate Class. The Surrender Charge for total surrenders is level for the first three Policy Years and then grades down each year beginning in Policy Year four and is zero in Policy Years sixteen and later. Your Policy will be issued with a Surrender Charge Schedule which shows the Surrender Charge during each Policy Year. The charge is not affected by the addition of riders.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Investment Option fees and expenses.


                                         Periodic Charges Other than Investment
                                                 Option Operating Expenses

      Charge                          When Charge is Deducted                                  Amount Deducted
    ----------                        -----------------------                                  ---------------
Cost of Insurance(1)

Minimum and Maximum              On Policy Date and monthly                      $0.00006-$83.33 per month per $1,000 of net
COI Charge                       on each Monthly Anniversary Day                 amount at risk(3)

                                 On Policy Date and monthly                      $0.004 per month per $1,000 of net
COI Charge for representative    on each Monthly Anniversary Day                 amount at risk(3)
insureds (2)

Policy Charge                    On Policy Date and monthly                      $35.00 per Policy Month for Policy Year 1
                                 on each Monthly Anniversary Day                 $7.50 per Policy Month for Policy Years 2 and later

                                                                                 (This charge can be increased but will never
                                                                                 exceed $10 per month.)

Risk Charge                      On Policy Date and monthly on each Monthly     .07% per month for Policy Years 1-15 of Accumulation
                                 Anniversary Day                                 Value in Separate Account
                                                                                .03% per month for Policy Years 16 and later of
                                                                                 Accumulation Value in Separate Account

Per $1,000 of Specified          On Policy Date and monthly on each Monthly      $.08 per month per $1,000 of Initial Base
Amount Charge                    Anniversary Day during Policy Year 1 and        Policy Specified Amount
                                 monthly for 12 Months following an increase
                               in Specified Amount

OPTIONAL RIDER CHARGES(4):


Survivorship Term Rider          On Policy Date and monthly on each Monthly     $0.00003-$83.33 per month per $1,000 of Specified
                                 Anniversary Day                                Amount

Four Year Term Insurance Rider   On Policy Date and monthly on each Monthly     $0.00006-$68.08 per month per $1,000 of Specified
                                 Anniversary Day for first 4 Policy Years       Amount





(1) Cost of insurance charges are based on the Specified Amount, sex, Issue Age, and Rate Class of each Insured and the Policy Year. The cost of insurance charges shown in the table above may not be representative of the charges you would pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charges for your Policy.

    The Policy Date may pre-date the day we actually issue you your Policy and apply your initial Net Premium. When we so apply your Net Premium, we will deduct for all of the above charges (except the risk charge) for the period from the Policy Date to such date.

(2) The representative insureds are a male, issue age 60, Standard Non-tobacco; and a female, issue age 58, Standard Non-tobacco; with $925,992 Specified Amount; with a Level Death Benefit Option, and $6,370 annualized Planned Premium.

(3) The Net Amount at Risk is different for the Level Death Benefit Option and the Adjustable Death Benefit Option. See the SAI regarding the Net Amount at Risk.

(4) We do not assess a charge for the Extension of Maturity Date Rider, Guaranteed Minimum Death Benefit Rider and Exchange Option Rider.

The next table describes the minimum and maximum fees and expenses charged by the Investment Options that you will pay periodically during the time that you own the Policy. More details concerning each Portfolio's fees and expenses are contained in Appendix B to this prospectus and the prospectuses for the Investment Options.



                                                                  Maximum          Maximum
                                                              before applicable after applicable
                                                               reimbursements    reimbursements
Total Annual Portfolio Expenses                  Minimum      and/or waivers    and/or waivers
-------------------------------                 ----------    --------------    ------------------

(expenses that are deducted from a Portfolio's    .26%            2.02%             1.25%
assets, including management fees, 12b-1 fees
and other expenses)




               Business Men's Assurance Company of America (BMA)

BMA is a Missouri stock life insurance company. Its executive offices are located at: BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108.

On April 30, 2002, RBC Insurance, the insurance operations of Royal Bank of Canada, announced an agreement to acquire BMA from Generali Finance B.V. an indirect wholly owned subsidiary of Assicurazioni Generali S.p.A. Under the agreement, Liberty Life Insurance Company, part of the U.S. operations of RBC Insurance that operates under the brand name RBC Liberty Insurance, will purchase BMA, exclusive of its existing reinsurance business. This transaction, which is subject to Canadian and U.S. regulatory approvals and certain customary closing conditions, is expected to close by May 1, 2003. There are no assurances that these approvals will be obtained.

The acquisition of BMA will not affect your Policy benefits or any other terms or conditions under your Policy.

                           BMA Variable Life Account A

We have established a separate account, BMA Variable Life Account A (Separate Account), to hold the assets that underlie the Policies.

The assets of the Separate Account are being held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized and unrealized) resulting from those assets are credited to or charged against the Policies and not against any other policies we may issue. BMA is responsible for all obligations under the Policies.

                                THE POLICY

The variable life insurance policy is a contract between you, the Owner, and BMA, an insurance company. The Policy is intended as a long term investment.

The Policy offers the following to individuals:

          o    create or conserve one's estate

          o    supplement retirement income

          o    access to funds through loans and surrenders.

The Policy offers the following:


          o    provide debt protection for business loans

          o create a fund for employee benefits, buy-outs and future business needs.

The Policy provides for life insurance coverage on the lives of two persons (the "Insureds") and has Accumulation Values, a Death Benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance policy, the Accumulation Value, to the extent invested in the Investment Options, will increase or decrease depending upon the investment experience of those Investment Options. The duration or amount of the Death Benefit may also vary based on the investment performance of the underlying Investment Options. To the extent you allocated Premium or Accumulation Value to the Investment Options of the Separate Account, you bear the investment risk. If the Cash Surrender Value is insufficient to pay the Monthly Deductions, the Policy may terminate.

Because the Policy is like traditional and universal life insurance, it provides a Death Benefit. Upon the death of the last surviving Insured, the Death Proceeds are paid to your Beneficiary which should be excludible from the gross income of the Beneficiary. The tax-free Death Proceeds makes this an excellent way to accumulate money you do not think you will use in your lifetime and is a tax-efficient way to provide for those you leave behind. If you need access to your money, you can borrow from the Policy or make a total or partial surrender.

Ownership

Owner. The Insureds are the Owner of the Policy unless you tell us otherwise. The Owner has all of the rights under the Policy. You can name a Contingent Owner. If the Owner dies before both of the Insureds have died, ownership passes to the Contingent Owner or if none, then your estate becomes the Owner.

Joint Owner. The Policy can be owned by Joint Owners. On the death of any Owner, the deceased Owner's interest in the Policy passes to the surviving Owner. Authorization of both Joint Owners is required for all Policy changes except for transfers of Accumulation Value and Premium allocations.

Change of Ownership. You may name a new Owner or may name or change a Contingent Owner at any time while either of the Insureds is living. If a new Owner or Contingent Owner is named, then, unless otherwise stated, any prior designation of Contingent Owner will be voided. When acknowledged in writing by us, the change will take effect on the date the notice was signed. We will not be liable for payment made or action taken before the notice was acknowledged by us.

Assignment. You can assign the Policy.

Beneficiary. The Beneficiary is the person(s) or entity you name to receive any Death Proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before both Insureds die. If there is an irrevocable Beneficiary, all Policy changes except Premium allocations and transfers require the consent of the Beneficiary.

Changes to Policy

Any change in the Policy will be binding on us only when endorsed by our President, Vice President, Secretary or Assistant Secretary.

To the extent permitted by applicable laws and regulation, we may make changes without your consent to the provisions of the Policy to comply with any applicable federal or state laws including, but not limited to, requirements for life insurance contracts under the Internal Revenue Code. You have the right to refuse such changes. However, in such an event, we cannot accept responsibility for the tax treatment of the Policy.

                          PURCHASING THE POLICY

Premiums

Premiums are the monies you give us to buy the Policy. The Policy is a flexible premium policy which allows you to make Premium payments in any amount and at any time, subject of course to making sufficient Premium payments to keep the Policy in force. Even though the Policy is flexible, when you apply for coverage you can establish a schedule of Premium payments (Planned Premiums). The Planned Premiums are selected by you. Therefore, they will differ from Policy to Policy. You should consult your registered representative about your Planned Premiums.

Additional Premiums may be paid at any time. However, we reserve the right to limit the number and amount of additional Premiums. Under some circumstances, we may require evidence that the Insureds are still insurable. All Premiums are payable at the BMA Service Center.

You may change the frequency and/or increase or decrease the amount of Planned Premiums. Any changes may affect Surrender Charges, loans, Policy charges or termination of the Policy. If an additional Premium will increase the amount of coverage, we will require evidence of insurability of the Insureds before the Net Premium is allocated to the Fixed Account or the Investment Options.

Applying For a Policy and Insurance Coverage

If you wish to purchase a Policy, you must submit an application to us. You must select:

1. a Specified Amount (the minimum Specified Amount is $250,000 and the maximum is $999,999,999.99);

2.   a Death Benefit Option (Level Death Benefit or Adjustable Death Benefit);

3.   the amount of Planned Premiums that you intend to pay; and

4. the Investment Options and/or Fixed Account to which we will allocate your Premium.

As part of the application we ask you to give us information about the proposed Insureds. We will review your application under our current guidelines. This review is called underwriting. We may request additional information and/or ask the Insureds to provide us with medical records, a physician's statement or possibly require other medical tests. After reviewing all the information we are provided about the Insureds, we determine the Insureds' Rate Class (we have a number of Rate Classes) or we may, in our sole discretion, reject the application. If we reject the application we will return the initial Premium.

Our underwriting process may take some period of time. It is not uncommon for this process to take up to 60 days. When we complete our underwriting of your application and we have determined that the Insureds are an acceptable risk, we will issue you a Policy. However, during our underwriting period we offer fixed insurance which is referred to as conditional coverage. In order to be eligible for this coverage you must submit your initial Premium with the application and the following will apply:

1. coverage begins (which is the Policy Date) upon the later of the date of your application, a medical exam, if required, or a date you request (it must be no later than 60 days of the date of the application);

2.   conditional coverage expires when we issue you a Policy;

3. conditional coverage is for the lesser of $150,000 or the Specified Amount applied for; and

4. conditional coverage is subject to a number of restrictions and is only applicable if the proposed Insureds were an acceptable risk for the insurance applied for.

If we issue you a Policy, Monthly Deductions begin as of the Policy Date, regardless of when we actually issue the Policy. The Policy may, at your option, be back-dated up to six (6) months prior to the date of application in order to set the initial cost of insurance for a younger age. If you gave us your initial Premium with your application, it is possible that more than one Monthly Deduction will be deducted if the underwriting process took more than one month or if the Policy is back-dated. If you make your initial Premium Payment at the time your Policy is delivered to you, the Policy Date will be set at five Business Days after we complete our underwriting.

Issue Ages

We currently issue to Insureds whose ages are 20-90. The older Insured must be no older than 90 and the younger Insured must be no older than 85. Standard rates are issued to ages 20-90 and Preferred rates are issued to ages 20-85.

Allocation of Premiums

When you apply for a Policy and we receive money with your application, we will initially hold your money in a suspense account while we underwrite your application. Your money will remain in a suspense account during the underwriting process. Upon completion of the underwriting process, your money will be moved to the Money Market Portfolio where it will remain for 10 days (or the Free Look period required in your state). After the 10 days, we will allocate your money to the Investment Option(s) you requested in the application. All allocation directions must be in whole percentages (with a 1% minimum allocation). If you pay additional Premiums, we will allocate them in the same way as your first Premium unless you tell us otherwise.

Free Look Period. If you change your mind about owning a Policy, you can cancel it within 10 days after receiving it (or the period required in your state) (Free Look Period). (If the Owner is a resident of California and is age 60 or older, the period is 30 days.) When you cancel the Policy within this time period, we will not assess a Surrender Charge and will give you back your Premium payment less any Indebtedness. The returned Policy will be treated as if we had never issued it.

When your application for the Policy is in good order, we will invest your first Premium in the Money Market Portfolio within two days after we have completed our underwriting process. Subsequent Premiums will be allocated in accordance with the selections in your application.

If as a result of our underwriting review, we do not issue you a Policy, we will return your Premium. If we do issue a Policy, on the Policy Date we will deduct the applicable Monthly Deduction(s).

Lapse, Grace Period and Reinstatement

Your Policy will stay in effect as long as your Cash Surrender Value at the end of a Policy Month is sufficient to cover the Monthly Deduction for the following Policy Month. If the Cash Surrender Value of your Policy is not enough to cover this deduction, we will mail you a notice. You will have 61 days from the time the notice is mailed to you to send us the required payment. This is called the Grace Period. The Policy will stay in force during the Grace Period. If sufficient Premium is not paid within the Grace Period, all coverage under the Policy and any attached rider(s) will terminate without value at the end of the Grace Period. However, during the first five Policy Years, the Policy will not terminate if the required Premiums are paid.

If the last surviving Insured dies during the Grace Period, the Premiums required to provide coverage to the date of the last surviving Insured's death will be deducted from any amounts payable under the Policy. Because the Policy has a five year no-lapse guarantee, the Policy will not terminate if the No-Lapse Monthly Minimum Premiums are paid during this five year period.

During the first five Policy Years, the Policy will not terminate if the cumulative Premiums paid equal the No-Lapse Monthly Premium shown in the Policy times the number of monthly Anniversary Days that have occurred plus one. The cumulative Premiums paid are equal to:

o    the total Premiums paid; less

o    any Indebtedness; less

o any partial surrenders, Partial Surrender Fees assessed and any pro-rata charge assessed for the partial surrenders.

Unless surrendered for cash, the Policy, and any attached riders, may be reinstated within five years after the date of termination and prior to the Maturity Date.

You must satisfy the following conditions for reinstatement:

   - Evidence of insurability satisfactory to us for all persons to be insured under the reinstated Policy;
   - payment or reinstatement of all Indebtedness on the Policy; and
   - payment of a Premium sufficient to provide enough Accumulative Value to cover two months' Monthly Deductions due at time of termination; and
   - payment of a Premium sufficient to keep the Policy in force for at least three Policy months following reinstatement.

The effective date of the reinstated Policy will be the first Monthly Anniversary Day that falls on or next follows the date the application for reinstatement was approved by us.

If the Policy terminates during the first five Policy Years, the period during which the cumulative premiums are payable (as stated in the Insufficient Accumulation Value provision of the Policy) is suspended. This period will resume on the effective date of the reinstated Policy.

The length of any remaining period during which the Surrender Charge applies and the amount of any remaining Surrender Charge is the same on the date of reinstatement as on the date of termination.

Maturity Date

The Maturity Date is the date the Accumulation Value, less any Indebtedness, becomes payable to you, if at least one Insured is living and the Policy is in force. The Maturity Date is the Policy Anniversary following the younger Insured's 100th birthday.

If the Policy is in force on the Maturity Date:

1. all insurance benefits end; and

2. the Accumulation Value less any Indebtedness will be paid as you direct in a lump sum or under a payment option.

The Policy may end prior to the Maturity Date if the Cash Surrender Value is insufficient to continue coverage to such date and adequate additional Premiums are not paid (see above).

If all past due Monthly Deductions have been paid, the Policy will continue in force beyond the Maturity Date pursuant to the Extension of Maturity Date Rider until the death of the last of the Insureds or the date that we receive your request to surrender the Policy for its Cash Surrender Value.

No other riders will continue past the original Policy Maturity Date as a result of extending the Maturity Date under the rider.

The Death Benefit after the Maturity Date will be the Accumulation Value, less any Indebtedness. Monthly deduction amounts will no longer be deducted from the Accumulation Value, and additional Premiums will not be accepted.

Interest on loans, if any, will continue to accrue and will be added to the total Indebtedness. Loan repayments will be accepted.

Termination of Policy

The Policy will terminate on the earliest of these dates:

1.  the Maturity Date;

2.  the date the last surviving Insured dies;

3.  the end of the Grace Period;

4. the date when the Indebtedness equals or exceeds the Accumulation Value, less the Surrender Charge, if any;

5.  the date surrender of the Policy is effective, or;

6. the first Monthly Anniversary Day that falls on or next follows your Authorized Request to cancel the Policy.

POLICY VALUES

Accumulation Value

The Accumulation Value of your Policy is the sum of your Policy values in the Investment Options of the Separate Account, the Fixed Account and the Loan Account. Accumulation Values vary from day to day, depending on the investment performance of the Investment Options you choose, the interest we credit to the Fixed Account, charges we deduct, and any other transactions (such as transfers, partial surrenders and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATION VALUE.

Cash Surrender Value

The Cash Surrender Value of your Policy is the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full and less any Indebtedness.

Accumulation Unit Values

The value of your Policy that is invested in the Investment Option(s) will go up or down depending upon the investment performance of the Investment Option(s) you choose. In order to keep track of the value of your Policy allocated to the Investment Options, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.) The SAI contains detailed information regarding Accumulation Unit values.

Every Business Day we determine the value of an Accumulation Unit for each of the Investment Options. Our Business Days are each day that the New York Stock Exchange is open for business. Our Business Day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time. We calculate the value of an Accumulation Unit for each Investment Option after the New York Stock Exchange closes each Business Day and then apply it to your Policy.

When you make a Premium payment, we credit your Policy with Accumulation Units for the selected Investment Option(s). The number of Accumulation Units credited is determined by dividing the amount of Net Premium allocated to an Investment Option by the value of the Accumulation Unit for the Investment Option for the Business Day when the Premium payment is applied to your Policy.

After the first Monthly Deduction, when we assess the Monthly Deductions, we do so by deducting Accumulation Units from your Policy. When you have selected more than one Investment Option and/or the Fixed Account, we make the deductions pro-rata from all the Investment Options and the Fixed Account.

When you make a partial surrender we determine the number of Accumulation Units to be deducted by dividing the amount of the partial surrender from an Investment Option by the value of an Accumulation Unit for the Investment Option. The resulting number of Accumulation Units is deducted from your Policy. When you make a transfer from one Investment Option to another we treat the transaction by its component parts, i.e. a surrender and a purchase.

     Example:

     On Monday we receive a Premium payment from you. You have told us you want $700 of this payment to go to the Large Cap Value Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the Large Cap Value Portfolio is $12.70. We then divide $700 by $12.70 and credit your Policy on Monday night with 55.12 Accumulation Units for the Large Cap Value Portfolio.

Right to Refund

To receive the tax treatment accorded life insurance under federal laws, insurance under the Policy must initially qualify and continue to qualify as life insurance under the Internal Revenue Code. To maintain qualification to the maximum extent permitted by law, we reserve the right to return Premiums you have paid which we determine will cause any coverage under the Policy to fail to qualify and to continue to qualify as life insurance under applicable tax law or will cause it to become a Modified Endowment Contract (MEC). Additionally, we reserve the right to make changes in the Policy or to make distributions to the extent we determine necessary to continue to qualify the Policy as life insurance and to comply with applicable laws. We will provide you advance written notice of any change.

If subsequent Premium payments will cause your Policy to become a MEC we will contact you prior to applying the Premium. If you elect to have the Premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the Premiums. The "Federal Tax Matters" section of this prospectus contains a discussion of certain tax provisions, including MECs.

Exchange of a Policy for a BMA Policy

Under federal tax law, a life insurance policy may be exchanged tax-free for another life insurance policy. However, a policy received in exchange for a MEC will also be treated as a MEC. Any exchange of a policy for a BMA Policy must meet our policy exchange rules in effect at that time.

                             DEATH BENEFITS

The primary purpose of the Policy is to provide Death Benefit protection on the lives of the Insureds. While the Policy is in force, upon the death of the last surviving Insured, the Beneficiary(ies) will receive the Death Proceeds. The Death Proceeds equal the Death Benefit under the Policy less any Indebtedness. If the last surviving Insured dies during the Grace Period, the Premiums required to provide coverage to the date of the last surviving Insured's death will be deducted from any amounts payable under the Policy. The Death Benefit is calculated on the date of death of the last surviving Insured.

The amount of the Death Benefit depends upon:

          o  the Specified Amount,

          o your Policy's Accumulation Value on the date of the last surviving Insured's death, and

          o  the Death Benefit Option in effect at the time of death.

The Policy provides two Death Benefit options:

          o  a Level Death Benefit, and

          o  an Adjustable Death Benefit.

So long as the Policy remains in force, the Death Benefit under either option will never be less than the Specified Amount.

Level Death Benefit Option

The amount of the Death Benefit under the Level Death Benefit Option is the greater of:

1.   the Specified Amount on the date of death of the last surviving Insured; or

2. the Accumulation Value on the date of death of the last surviving Insured multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below.

Adjustable Death Benefit Option

The amount of the Death Benefit under the Adjustable Death Benefit Option is the greater of:

1. the Specified Amount on the date of death of the last surviving Insured plus the Accumulation Value on the date of death of the last surviving Insured; or

2. the Accumulation Value on the date of death of the last surviving Insured multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below.

     The applicable percentage is a percentage that is based on the Attained Age of the younger of the Insureds on the Policy Date plus the number of completed Policy years on the date that the Death Benefit is to be determined and is equal to the following:


                                    TABLE OF MINIMUM DEATH BENEFIT CORRIDOR PERCENTAGES

                 Attained                Corridor                     Attained                  Corridor
                   Age                  Percentage                       Age                    Percentage
                   ---                  ----------                       --                      ----------

                  0-40                     250%                          60                           130%
                   41                      243%                          61                           128%
                   42                      236%                          62                           126%
                   43                      229%                          63                           124%
                   44                      222%                          64                           122%
                   45                      215%                          65                           120%
                   46                      209%                          66                           119%
                   47                      203%                          67                           118%
                   48                      197%                          68                           117%
                   49                      191%                          69                           116%
                   50                      185%                          70                           115%
                   51                      178%                          71                           113%
                   52                      171%                          72                           111%
                   53                      164%                          73                           109%
                   54                      157%                          74                           107%
                   55                      150%                         75-90                         105%
                   56                      146%                          91                           104%
                   57                      142%                          92                           103%
                   58                      138%                          93                           102%
                   59                      134%                          94                           101%
                                                                       95-100                         100%


Change in Death Benefit Option

You may change the Death Benefit option after the Policy has been in force for at least one year, subject to the following:

1.   You must submit an Authorized Request;

2. once the Death Benefit option has been changed, it cannot be changed again until the next Policy year;

3. if the Level Death Benefit Option is to be changed to the Adjustable Death Benefit Option, you must submit proof satisfactory to us that both Insureds are still living;

4. if the Level Death Benefit Option is changed to the Adjustable Death Benefit Option, the resulting Specified Amount can never be less than $125,000. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value on the date of change. This decrease will not result in any decrease in Premiums or Surrender Charges; and

5. if the Adjustable Death Benefit Option is changed to the Level Death Benefit Option, the Specified Amount will be increased by an amount equal to the Accumulation Value on the date of the change. This increase will not result in any increase in Premiums or Surrender Charges.

Any change in a Death Benefit option will take effect on the Monthly Anniversary Date on or following the date we approve the request for the change.

Specified Amount

The minimum Specified Amount is $250,000 ($125,000 when there is a change from the Level Death Benefit Option to the Adjustable Death Benefit Option). The maximum Specified Amount is $999,999,999.99.

You may change the Specified Amount of the Policy effective on any Monthly Anniversary Day after the Policy has been in force at least one year, subject to the following requirements. Once the Specified Amount has been changed, it cannot be changed again until the next Policy Year.

Specified Amount Increase

To increase the Specified Amount You must:

          1. submit an application for the increase;

          2. submit proof satisfactory to us that the each Insured is an insurable risk; and

          3. pay any additional Premium which is required.


The Specified Amount can only be increased while the older Insured is age 90 or less and the younger Insured is age 85 or less. A Specified Amount increase will take effect on the Monthly Anniversary Day on or following the day we approve the application for the increase provided both Insureds are alive on that day. The Specified Amount increase must be for at least $100,000. Each increase will have its own Surrender Charge schedule based on the increased Issue Age, sex and Rate Class of each Insured. The Rate Class that applies to any Specified Amount increase may be different from the Rate Class that applies to the Initial Base Policy Specified Amount. Each increase will have its own cost of insurance schedule.

The following changes will be made to reflect the increase in Specified Amount:

          1. the No-Lapse Monthly Minimum Premium will be increased;

          2. an additional Surrender Charge for the increase in Specified Amount will apply.

We will furnish you with documentation showing you any change in Rate Class for the Specified Amount increase, the amount of the increase and the additional Surrender Charges.

Specified  Amount  Decrease

You must request by Authorized Request any decrease in the Specified Amount. The decrease will take effect on the later of:

1. the Monthly Anniversary Day on or following the day we receive your request for the decrease; or

2. the Monthly Anniversary Day one year after the last change in Specified Amount was made.

A Specified Amount decrease will be used to reduce any previous increases to the Specified Amount which are then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left over after all Specified Amount increases have been reduced to zero, it will be used to reduce the Initial Base Policy Specified Amount. We will not permit a Specified Amount decrease that would reduce the Specified Amount below the Minimum Base Policy Specified Amount. The applicable Surrender Charge for the amount of decrease will be deducted from the Accumulation Value.

The No-Lapse Monthly Minimum Premium will be reduced to reflect the Specified Amount decrease.

Settlement Options

There are several ways of receiving the Death Proceeds and proceeds payable upon maturity of the Policy other than in a single lump sum under one of the payment options provisions of the Policy. The payment options do not vary with the performance of the Investment Options. Information regarding the Payment Options is contained in the SAI.

OPTIONAL INSURANCE RIDERS

Below is a summary of the Optional Insurance Riders. You should consult the rider(s) for specific details. Not all riders are available in all states. Ask your registered representative for the particulars to your own situation.


Guaranteed Minimum Death Benefit Rider

You can elect to have a Guaranteed Minimum Death Benefit Rider added to your Policy. This rider guarantees that the Death Benefit under your Policy will never be less than the Specified Amount during the Guaranteed Minimum Death Benefit (GMDB) period provided that the GMDB payment requirement has been met. By meeting the GMDB Payment requirement, the Policy and any riders will not lapse even if the Policy's Cash Surrender Value is not sufficient to cover the Monthly Deduction on a Monthly Anniversary Day during the GMDB Period.

The GMDB Period begins when the Policy is issued and continues until the Policy anniversary on which the younger Insured's attained age is 65 or ten years, if longer.

There is no separate charge for this rider but in order to have the GMDB provided by the rider you must pay a certain level Premium each month which is greater than the No-Lapse Monthly Minimum Premium. The GMDB payment requirement is met if the total Premiums paid during the GMDB Period are at least as large as the sum of cumulative GMDB Premiums paid plus any partial surrenders and plus any Indebtedness. The cumulative GMDB Premiums equal the Guaranteed Minimum Death Benefit Premium times the number of Monthly Anniversary Days that have occurred plus one. The initial monthly GMDB Premium is shown in the Policy Schedule. The payment requirement for the GMDB rider must be met on each Monthly Anniversary Day. Ask your registered representative for the particulars to your own situation.

Survivorship Term Rider

This rider provides a death benefit payable upon the death of the last surviving Insured under the Policy. The amount of the death benefit is the rider specified amount less the difference between the Death Benefit for the base Policy and the Death Benefit for the Policy calculated without using the corridor factors as stated in the rider. There will be an additional charge for the rider which will be withdrawn from the Accumulation Value of the Policy. The rider will terminate on the earliest of the original Maturity Date of the Policy or upon termination of the Policy.

Four Year Term Insurance Rider

This rider provides term insurance for the first four years of the Policy. The rider death benefit is payable on the death of both Insureds and will be added to the Death Proceeds payable under the Policy. The amount of insurance under this rider will decrease if the Specified Amount of the Policy is decreased. There is an additional charge for this rider. The rider will terminate on the earliest of the fourth Policy Anniversary or termination of the Policy.

Exchange Option Rider

This rider allows you the option to exchange the Policy for two individual Policies on the life of each Insured, in the event of the following occurrences:

1. A final divorce decree on the Insured's marriage is issued and in effect for 6 months. The Insureds must have been married to each other on the Policy Date; or

2. A significant change to the federal tax law of the Internal Revenue Code that results in (1) or (2) below:

(a) The repeal of the unlimited marital deduction provision; or

(b) The tax rate in the maximum federal estate bracket is reduced to 25% or less.

The exercise of this option to exchange the Policy for two individual policies may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any option under this rider.


                                 CHARGES AND DEDUCTIONS

GENERAL

Charges are deducted in connection with the Policy to compensate us for:

     - our expenses in selling the Policy;
     - underwriting, issuing and administering the Policy;
     - premium taxes incurred on Premiums received;
     - providing the insurance benefits provided for in the Policy; and
     - assuming certain risks in connection with the Policy.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur. The nature and amount of these charges are more fully described below.

CHARGES DEDUCTED FROM PREMIUM PAYMENTS

Premium Charge

We deduct a Premium Charge from each Premium payment you make. We consider a portion of the premium charge a sales load. The sales load portion is 5.0% of Premiums paid during the first ten Policy Years and 2.0% of Premiums paid thereafter. The portion of the Surrender Charge that does not recover issue and underwriting expenses is assessed as a sales load but only if the Policy is surrendered during the first fifteen Policy Years. The Premium Charge is as follows:

     Policy Years 1-10:..................................8.0% of all Premiums
     Policy Years 11 and thereafter:.....................4.0% of all Premiums


PERIODIC CHARGES

Monthly Deduction

The initial Monthly Deduction is deducted when we apply your initial Premium under the Policy. The initial Monthly Deduction is for the period from the Policy Date to the next Monthly Anniversary Day following the issuance of the Policy, except that the risk charge is not assessed as part of this first Monthly Deduction. Therefore, such amount will more than likely be for more than one Policy Month. The Monthly Deduction will be taken on a pro-rata basis from the Investment Options and the Fixed Account, exclusive of the Loan Account. The Monthly Deduction equals:

1.   the Cost of Insurance for the following Policy Month; plus

2.   the Monthly Rider Charges for the following Policy Month, if any; plus

3.   the per $1,000 of Specified Amount Charge; plus

4.   the monthly Policy Charge for the following Policy Month; plus

5.   the Risk Charge.

     Cost of Insurance. The Cost of Insurance Charge compensates us for providing life insurance on the lives of the Insureds for the following Policy Month. To determine the amount of the charge we first divide your then current Death Benefit by the monthly discount factor of 1.0032737. Then, we subtract your then current Accumulation Value. This result is the additional amount we are at risk for if the last surviving Insured should die during the month (the net amount at risk). We then determine the cost of insurance charge by multiplying the net amount at risk by the applicable cost of insurance rate.

     The monthly cost of insurance rate, per $1,000 of net amount at risk, is based on:

          o    Issue Age of each of the Insureds,

          o    sex of the Insureds,

          o    Rate Class of each of the Insureds, and

          o    the Policy Year.

Generally, we use a cost of insurance rate that is less than the maximum rate.

We guarantee that the Cost of Insurance Rate will not exceed the rate set forth in your Policy (the Guaranteed Cost of Insurance Rates). The Guaranteed Cost of Insurance Rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, (1980 CSO Table).

If your Policy was issued substandard, the Guaranteed Cost of Insurance Rates will be higher and will be based upon a multiple of the 1980 CSO Table or permanent or temporary flat extra charges. The multiple or extra charges will be based upon each Insured's substandard rating as determined during our underwriting process.

We may use rates that are less than the Guaranteed Cost of Insurance Rates shown in the Policy. We refer to these rates as the Current Cost of Insurance Rates.


     Risk Charge. We assess a Risk Charge which is deducted as part of the Monthly Deduction. The Risk Charge is calculated as follows:

         Per Policy Month for Policy
         Years 1-15:.......................  .07%, on a monthly basis, of the
                                             Accumulation Value in the Separate
                                             Account.
         Per Policy Month for Policy
         Years 16 and later:...............  .03%, on a monthly basis, of the
                                             Accumulation Value in the Separate
                                             Account.

     Policy Charge. We assess a Policy Charge which is deducted each Monthly Anniversary Day. The Policy Charge is:

         Per Policy Month for Policy
         Year 1:........................................................  $35


         Per Policy Month for Policy
         Years 2 and later:.............................................  Currently, $7.50. This charge is not guaranteed and may be increased but it will not exceed
                                                                          $10 per month.

     Per $1,000 of Specified Amount Charge. We assess a Per $1,000 of Specified Amount Charge which is equal to $0.08 per month per $1,000 of Initial Base
Policy Specified Amount for the first Policy Year. It is also deducted each month for the next 12 months following an increase to the Specified Amount.

Investment Option Expenses. There are deductions from and expenses paid out of the assets of the various Investment Options. See Appendix B and the fund prospectuses for more information. The annual expenses of the Investment Options are based on data provided by the respective funds. We have not independently verified such data.

     Monthly Rider Charges. We charge separately for certain riders attached to the Policy. We deduct the cost of the riders for the following Policy Month as part of the Monthly Deduction on each Monthly Anniversary Day. You should consult the riders for the terms and conditions.

     If you select one of the following riders, we will assess a charge for the benefit provided. The charges you will be assessed are found on the Policy Schedule of your Policy.

         o Survivorship Term Rider

         o Four Year Term Insurance Rider

We do not assess a charge for the Extension of Maturity Date Rider, Guaranteed Minimum Death Benefit Rider and the Exchange Option Rider.

TRANSACTION CHARGES

Surrender Charge

Under certain circumstances, Surrender Charges may apply. If the Policy is surrendered before the 15th Policy Anniversary or within 15 years following the effective date of any increase in Specified Amount, or if a decrease in Specified Amount is requested before the 15th Policy Anniversary or within 15 years following the effective date of any increase in Specified Amount, a Surrender Charge may be deducted. The Surrender Charge specific to your Policy is shown on your Policy Schedule.

The maximum Surrender Charge that will be assessed ranges from $1.50 to $40.00 per $1,000 of Specified Amount. Surrender Charges vary by Initial Base Policy Specified Amount, year of surrender, Issue Age, sex and Rate Class of each Insured. The Surrender Charge for total surrenders is level for the first three Policy Years and then grades down each year beginning in Policy Year four and is zero in Policy Years sixteen and later. Your Policy will be issued with a Surrender Charge Schedule which shows the Surrender Charge during each Policy Year applicable to you.

The charge is not affected by the addition of riders. When there is a partial surrender of Cash Surrender Value, a pro-rata portion of the Surrender Charge is assessed for any amount that the Specified Amount is reduced. The pro-rata Surrender Charge is calculated in the same manner as for a requested decrease.

Partial Surrender Fee

When there is a partial surrender of the Cash Surrender Value, in addition to any Surrender Charge that may be assessed, we will charge a Partial Surrender Fee of $25.

The Surrender Charge and Partial Surrender Fee are deducted from the unloaned Accumulation Value of the Policy. The Partial Surrender Fee is deducted pro-rata from the Investment Option(s) and/or the Fixed Account from which the withdrawal is made.

Reduction or Elimination of the Surrender Charge

We may reduce or eliminate the amount of the Surrender Charge when the Policy is sold under circumstances which reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the Policy or a prospective purchaser already had a relationship with us. We will not deduct a Surrender Charge under a Policy issued to an officer, director or employee of BMA or any of its affiliates.

Surrenders may result in taxable income. (See "Federal Tax Matters - Taking Money Out of Your Policy.")

Transfer Fee

You can make 12 free transfers every Policy Year. If you make more than 12 transfers a year, we will deduct a transfer fee of $25. If we do assess a transfer fee, it will be deducted from the amount transferred.

If the transfer is part of the Dollar Cost Averaging Option, the Asset Rebalancing Option or Asset Allocation Option, it will not count in determining the transfer fee.

Taxes

We do not currently assess any charge for income taxes which we incur as a result of the operation of the Separate Account. We reserve the right to assess a charge for such taxes against the Separate Account or your Accumulation Value if we determine that such taxes will be incurred.

                           INVESTMENT OPTIONS

When you buy a Policy, to the extent you have selected the Investment Options, you bear the complete investment risk. Your Accumulation Value and, under certain circumstances, the Death Benefit under the Policy may increase or decrease or the duration of the Policy may vary depending on the investment experience of the Investment Option(s) you select.

You can put your money in any of the Investment Options listed below.


THE ALGER AMERICAN FUND

     Advisor: Fred Alger Management, Inc.
         Alger American Growth Portfolio
         Alger American Leveraged AllCap Portfolio
         Alger American MidCap Growth Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

     Advisor: American Century Investment Management, Inc.
         VP Income & Growth
         VP Value

DREYFUS STOCK INDEX FUND (Initial Share Class)

     Advisor: The Dreyfus Corporation (Index Fund Manager: Mellon Equity
        Associates)

DREYFUS VARIABLE INVESTMENT FUND ("Dreyfus VIF")

     Advisor: The Dreyfus Corporation
        Dreyfus VIF Disciplined Stock Portfolio (Initial Share Class)

INVESCO VARIABLE INVESTMENT FUNDS, INC.

     Advisor: INVESCO Funds Group, Inc.
       INVESCO VIF-High Yield Fund
       INVESCO VIF-Core Equity Fund

INVESTORS MARK SERIES FUND, INC.
Advisor: Investors Mark Advisor, LLC

     Sub-Advisor: Standish Mellon Asset Management Company LLC
       Intermediate Fixed Income Portfolio
       Mid Cap Equity Portfolio
       Money Market Portfolio
       Global Fixed Income Portfolio

     Sub-Advisor: Stein Roe & Farnham Incorporated
       Small Cap Equity Portfolio
       Large Cap Growth Portfolio

     Sub-Advisor: David L. Babson & Company Inc.
       Large Cap Value Portfolio

     Sub-Advisor: Lord, Abbett & Co. LLC
       Growth & Income Portfolio

     Sub-Advisor: Kornitzer Capital Management, Inc.
       Balanced Portfolio

JANUS ASPEN SERIES (Institutional Shares)

     Advisor: Janus Capital Management LLC
         Janus Aspen Series International Growth Portfolio*

*Effective on or about March 24, 2003, the Berger IPT- International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Fund of Janus Aspen Series.

LAZARD RETIREMENT SERIES, INC.

     Advisor: Lazard Asset Management, LLC
        Lazard Retirement Small Cap Portfolio

VARIABLE INSURANCE PRODUCTS FUND ("VIP") (Service Class 2)

     Advisor: Fidelity Management & Research Company
       Fidelity VIP Overseas Portfolio
       Fidelity VIP Growth Portfolio
       Fidelity VIP Contrafund(R) Portfolio


You should read the prospectuses for these Investment Options carefully. Copies of these prospectuses will be sent to you with your confirmation. You can obtain copies of the Investment Option prospectuses by writing us 2000 Wade Hampton Blvd., Greenville, SC 29615-1064 or calling us at 1-800-423-9398. Certain portfolios contained in the Investment Option prospectuses may not be available with your Policy. Appendix B contains a summary of the investment objectives and strategies of each Investment Option. There can be no assurance that the investment objectives will be achieved. The Investment Option prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio.

Shares of the funds are offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with BMA. Certain portfolios are also sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

We may enter into  certain  arrangements  under which we are  reimbursed  by the
Investment   Options'   advisers,   distributors   and/or   affiliates  for  the
administrative services which we provide to the portfolios.

Substitution of Investment Options. If shares of any Investment Option become unavailable for investment or our Board of Directors deems further investment in the shares inappropriate, we may limit further purchase of such shares or may substitute one or more of the Investment Options you have selected with another Investment Option. We will not do a substitution without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this.

Voting. In accordance with our view of present applicable law, we will vote the shares of the Investment Options at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions, as well as the shares we own, in the same proportion as we vote shares for which we have received instructions. The Investment Options do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation thereunder is amended or if the present interpretation of these laws should change, and as a result we determine that we are permitted to vote the shares of the funds in our own right, we may elect to do so.

The voting interests of the Owner in the Investment Options will be determined as follows: Owners may cast one vote for each $100 of Accumulation Value of a Policy which is allocated to an Investment Option on the record date. Fractional votes are counted.

We will determine the number of shares which a person has a right to vote as of the date to be chosen by us. Voting instructions will be solicited by written communication prior to such meeting.

Disregard of Voting Instructions. We may, when required to do so by state insurance authorities, vote shares of the Investment Options without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Option to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the Investment Option.

                                  FIXED ACCOUNT

The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee a minimum interest rate to investments in the Fixed Account.

We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.


                                    TRANSFERS

You can transfer money among the Fixed Account and the Investment Options. You can make 12 free transfers each Policy Year. You can make a transfer to or from the Fixed Account and to or from any Investment Option. If you make more than 12 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer. The following apply to any transfer:

     1. The minimum amount which you can transfer from the Fixed Account or any Investment Option is $250 or your entire interest in the Investment Option or the Fixed Account, if the remaining balance is less than $250.

     2. The maximum amount which can be transferred from the Fixed Account is limited to 25% of the Accumulation Value in the Fixed Account. Only one transfer out of the Fixed Account is allowed each calendar year. These requirements are waived if the transfer is pursuant to a pre-scheduled transfer.

     3. The minimum amount which must remain in any Investment Option or Fixed Account after a transfer is $250.

     4. A transfer will be effective as of the end of the Business Day when we receive an Authorized Request containing all the required information at the BMA Service Center.

     5. Neither we nor our BMA Service Center is liable for a transfer made in accordance with your instructions.

     6. We reserve the right to restrict the number of transfers per year and to restrict transfers from being made on consecutive Business Days.

     7. Your right to make transfers is subject to modification if we determine, in our sole opinion, that the exercise of the right by one or more Owners is, or would be, to the disadvantage of other Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by us to be to the disadvantage of other owners. A modification could be applied to transfers to or from one or more of the Investment Options and could include but not be limited to:

o    a requirement of a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Owner; or

o limiting the dollar amount that may be transferred by an Owner at any one time.


Telephone Transfers. You may elect to make transfers by telephone. To elect this option you must do so in an Authorized Request. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. The BMA Service Center tape records all telephone instructions. Transfers do not change the allocation instructions for future Premiums.

Dollar Cost Averaging

The Dollar Cost Averaging Option allows you to systematically transfer a set amount each month from the Money Market Portfolio, the Fixed Account or any other fund we designate to any of the other Investment Option(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

The minimum amount which can be transferred each month is $250. You must have an unloaned Accumulation Value of at least $5,000. The amount required to complete your program must be in the source account in order to participate in dollar cost averaging.

All dollar cost averaging transfers will be made on the 15th day of the month unless otherwise specified, except the 29th, 30th and 31st of each month. The transfer must be made on a Business Day. You must participate in dollar cost averaging for at least 6 months.

If you participate in dollar cost averaging, the transfers made under this option are not taken into account in determining any transfer fee. Currently, there is no charge for participating in Dollar Cost Averaging. You cannot participate in Dollar Cost Averaging and the Asset Rebalancing Option at the same time.

Asset Rebalancing Option

Once your money has been allocated among the Investment Options, the performance of the Accumulation Value of each option may cause your allocation to shift. If the unloaned Accumulation Value of your Policy is at least $5,000, You can direct us to automatically rebalance your Policy monthly, quarterly, semi-annually or annually to return to your original percentage allocations by selecting our asset rebalancing option. The program will terminate if you make any transfer outside of the Investment Options You have selected under the asset rebalancing option. The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless otherwise specified, except the 29th, 30th and 31st of each month. The transfer must be made on a Business Day. The Fixed Account is not part of asset rebalancing.

If you participate in the asset rebalancing option, the transfers made under the program are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the asset rebalancing option.

Asset Rebalancing Example:

Assume that you want the Accumulation Value split between two Investment Options. You want 40% to be in the Intermediate Fixed Income Portfolio and 60% to be in the Mid Cap Equity Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Intermediate Fixed Income Portfolio now represents 50% of Your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Intermediate Fixed Income Portfolio to bring its value back to 40% and use the money to buy more units in the Mid Cap Equity Portfolio to increase those holdings to 60%.

Asset Allocation Option

We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of your money among the Investment Options available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with our administrative rules regarding such programs.

We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative systems and rules.

Even though we permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the Investment Options, and when we become aware of such disruptive practices, we may modify the transfer provisions of the Policy.

If you participate in an approved asset allocation program, the transfers made under the program are not taken into account in determining any transfer fee. Currently, BMA does not charge for participating in an asset allocation program.

                           ACCESS TO YOUR MONEY

Loans

We will loan you money while the Policy is in force and not in a Grace Period. The Policy will be the sole security for the loan. We will advance a loan amount not to exceed the loan value. The loan must be secured by proper assignment of the Policy. We may defer granting loans but not for more than six months, or the time period required by your state.

The Accumulation Value securing the loan is transferred to the Loan Account on a pro-rata basis. The amount transferred from each Investment Option and the Fixed Account will equal the ratio of the value each bears to the total unloaned Accumulation Value. If you desire other than the above, you may specify the specific Investment Option or Fixed Account from which the transfer is to be made.

Any Indebtedness will be deducted from any amount payable under the Policy.

No new loan may be taken which, in combination with existing loans and accrued interest, is greater than the Loan Value. The minimum loan amount is $250.

Effect of a Loan. A Policy loan will result in Accumulation Value being transferred from the Investment Options or the Fixed Account to the Loan Account. A Policy loan, whether or not unpaid, will have a permanent effect on the death benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan. Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value.

Loan Value. The loan value is equal to 90% of the Accumulation Value as of the date the Authorized Request for the loan is received at the BMA Service Center less:

(a) an amount equal to the Surrender Charge, if any, that applies if the Policy is surrendered in full;

(b)  any existing Indebtedness;

(c)  interest on all Indebtedness on the Policy to the next Policy Anniversary;
     and

(d) prior to the ninth Policy Month, an amount equal to the balance of the Monthly Deductions for the first Policy Year; or on or after the ninth Policy Month, an amount equal to the sum of the next three Monthly Deductions.

Loan Interest (Charged). Interest is payable in arrears on the first interest payment due date and on each Policy Anniversary that follows at the loan interest rate which is shown on your Policy Schedule. The interest rate applies to the unpaid balance of the loan. The first interest payment is due on the Policy Anniversary next following the date of the loan. Loan interest that is not paid when due will be added to the amount of Indebtedness.

If loan interest is not paid, the difference between the value of the Loan Account and the Indebtedness will be transferred from the Investment Options and the Fixed Account on a pro-rata basis to the Loan Account.

Interest Credited. The Accumulation Value in the Loan Account will earn interest at a rate of not less than 5% for Policy Years 1-20 and 5.5% for Policy Years 21 and later.

Loan Repayment. Loans may be repaid at any time while the Policy is in force. There is no minimum loan repayment amount. Any loan repayment received will be repaid according to current allocation of Premiums.

Amounts received by us will be applied as Premiums unless we are otherwise instructed to apply such amounts as repayment of the loan.

Termination for Maximum Indebtedness. The Policy will terminate when Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination will be effective 61 days after we send notice of the termination to your last known address and the last known address of any assignee of record. A termination of the Policy with a loan outstanding may have Federal income tax consequences. (See the SAI --"Federal Tax Status--Tax Treatment of Loans and Surrenders".)

Surrenders

Total Surrender. You may terminate the Policy at any time by submitting an Authorized Request to the BMA Service Center. We will pay the Cash Surrender Value to you as of the Business Day the Authorized Request is received in good order and our liability under the Policy will cease. We may assess a Surrender Charge.

Partial Surrender. After the first Policy Year, you may surrender a part of the Cash Surrender Value by submitting an Authorized Request to the BMA Service Center. All partial surrenders are subject to the following:

          1. A partial surrender must be for at least $500.

          2. Unless you specify otherwise, the partial surrender will be deducted on a pro-rata basis from the Fixed Account and the Investment Options. The Surrender Charge and the Partial Surrender Charge are also deducted from the Accumulation Value. You may specify if a different allocation method is to be used. However the proportion to be taken from the Fixed Account may never be greater than the Fixed Account's proportion of the total unloaned Accumulation Value.

          3. You cannot replace the surrendered Cash Surrender Value. Unlike a loan repayment, all additional deposits will be considered Premium and subject to the Premium charge.

          4. Upon a partial surrender, the Specified Amount may be reduced if the Level Death Benefit Option is in effect. The Specified Amount will not be reduced if the Adjustable Death Benefit Option is in effect. The Specified Amount will be reduced by the amount of the partial surrender if the Policy is not in corridor. (A Policy is in corridor if the Accumulation Value when multiplied by the Table of Minimum Death Benefit Corridor Percentages shown on page ___ exceeds the Specified Amount.)

          5. You can make a partial surrender twice each Policy Year. The partial surrender will be limited to such amounts so that the partial surrender will not reduce the Specified Amount below the Minimum Specified Amount, or reduce the remaining Cash Surrender Value below $500.

          6. We may assess a pro-rata portion of the Surrender Charge for any amount by which the Specified Amount is reduced. We may also assess a Partial Surrender Fee.

                           FEDERAL TAX MATTERS

Note: BMA has prepared the following information on federal income taxes as a general discussion on the subject. It is not intended as tax advice to any person and does not purport to be a complete discussion or to cover all situations. You should consult your own tax advisor about your own circumstances. BMA has provided an additional discussion regarding taxes in the Statement of Additional Information.

Life Insurance in General

Life insurance, such as this Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (the Code) for life insurance.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. Beneficiaries generally are not taxed when they receive the Death Proceeds upon the death of the last surviving Insured. Estate taxes may apply.

Taking Money Out of Your Policy

You, as the Owner, will not be taxed on increases in the value of your Policy until a distribution occurs either as a surrender or as a loan. Under the Code, certain life insurance policies are classified as MECs. The rules regarding classification as a MEC are very complex but generally depend on the amount of premium paid into the policy during the first seven contract years. A reduction in the death benefit during the first seven years of the Policy could also cause the Policy to be classified as a MEC. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC will depend on the individual circumstances of each Policy.

If your Policy is a Modified Endowment Contract (MEC) any loans (including loans secured by assignment or pledge of the Policy) or withdrawals from the Policy will be treated as first coming from earnings and then from Your investment in the Policy. Consequently, these earnings are included in taxable income. Furthermore, distributions from a Policy within 2 years before it becomes a MEC will be treated as distributions from a MEC.

The Code also provides that any amount received from a MEC which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is:

(1)  paid on or after the taxpayer reaches age 59 1/2;

(2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or

(3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

If your Policy is not a MEC, any surrender proceeds will be treated as first a recovery of the investment in the Policy and to that extent will not be included in taxable income. Furthermore, any loan will be treated as indebtedness under the Policy and not as a taxable distribution. (See "Federal Tax Status" in the Statement of Additional Information for more details.)

Diversification and Owner Control

The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. We believe that the Investment Options are being managed so as to comply with such requirements.

Under current Federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not us would be considered the Owner of the shares of the Investment Options. If you are considered the Owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent Owners are permitted to select Investment Options, to make transfers among the Investment Options or the number and type of Investment Options Owners may select from. If guidance from the Internal Revenue Service is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Policy, could be treated as the Owner of the Investment Options.

Due to the uncertainty in this area, BMA reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Payment Options

Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non-taxable portions depends on the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Business Use

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, in recent years, Congress and the IRS have adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

                                STATE VARIATIONS

Any state variations in the Policy and riders are covered in a special policy form for use in that state. This prospectus and the SAI provide a general description of the Policy and riders. Your actual Policy and any riders are the controlling documents. You should consult your Policy and riders for further understanding of their terms and conditions and for any state-specific provisions and variances that may apply to your Policy and riders.


                           FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call us at 1-800-423-9398 or write to us at 2000 Wade Hampton Blvd., Greenville, SC 29615-1064.

--------------------------------------------------------------------------------

                                   APPENDIX A

                                    GLOSSARY


     Age: Issue Age is age last birthday on the Policy Date. Attained Age is the Issue Age plus the number of completed Policy Years.

     Authorized Request: A request, in a form satisfactory to us, which is received by the BMA Service Center.

     Beneficiary: The person named in the application or at a later date to receive the Death Proceeds of the Policy or any rider(s).

     BMA Service Center: The address on the first page of this prospectus to which notices, requests and Premiums must be sent. All sums payable to us under the Policy are payable only at the BMA Service Center.

     Business Day: Each day that the New York Stock Exchange is open for business. The Separate Account will be valued each Business Day.

     Death Benefit: The amount used to determine the Death Proceeds payable upon proof of the last surviving Insured's death while the Policy is in force. The Death Benefit can be either Level or Adjustable.

     Death Proceeds: The Death Proceeds equal the Death Benefit, less any Indebtedness.

     Fixed Account: A portion of the General Account into which you can allocate Net Premiums or transfer Accumulation Values. It does not share in the investment experience of any Subaccount of the Separate Account.

     General Account: Our general investment account which contains all of our assets with the exception of the Separate Account and other segregated asset accounts.

     Grace Period: The 61 days that follow the date we mail a notice to you for payment if the Cash Surrender Value is not sufficient to cover the Monthly Deduction.

     Indebtedness: Unpaid Policy loans plus unpaid Policy loan interest.

     Initial Base Policy Specified Amount: The amount of coverage initially selected by you at the time of application.

     Insureds: The two persons whose lives are insured under the Policy.

     Investment Option(s): Those investment options available through the Separate Account.

     Loan Account: An account established within our General Account for any amounts transferred from the Fixed Account and the Separate Account as a result of loans. The Loan Account is credited with interest and is not based on the experience of any Separate Account.

     Maturity Date: The date the Accumulation Value, less any Indebtedness, becomes payable to you, if at least one Insured is living and the Policy is in force.

     Minimum Specified Amount: The smallest Specified Amount the Policy may have. Currently, the Minimum Specified Amount is $250,000.

     Monthly Anniversary Day: The same day of each month as the Policy Date for each succeeding month the Policy remains in force. If the Monthly Anniversary falls on a day that is not a Business Day, any Policy transaction due as of that day will be processed the first Business Day following such date.

     Monthly Deduction: On the Policy Date and each Monthly Anniversary Day thereafter we deduct certain charges from your Policy.

     Net Premium: We deduct a Premium Charge from each Premium paid. The Net Premium is the Premium paid less the Premium Charge.

     Owner: The Insureds are the Owner of the Policy unless otherwise designated. The Owner is entitled to all the ownership rights under the Policy. The Owner is also referred to as "you", "your", "yours" in this prospectus. If Joint Owners are named, all references to you or Owner shall mean Joint Owner.

     Policy Anniversary: The same month and day as the Policy Date for each succeeding year the Policy remains in force.

     Policy Date: The date by which Policy months, years and anniversaries are measured.

     Policy Month: The one month period from the Policy Date to the same date of the next month, or from one Monthly Anniversary Day to the next.

     Policy Year: The one year period from the Policy Date to the first Policy Anniversary or from one Policy Anniversary to the next.

     Premium: A payment you make towards the Policy and that does not re-pay any Indebtedness.

     Rate Class: This is anything that would affect the level of your Premium, such as health status and tobacco use.

     Separate Account: A segregated asset account maintained by us in which a portion of our assets has been allocated for this and certain other policies.

     Specified Amount: The Initial Base Policy Specified Amount plus each increase to the Specified Amount and less each decrease to the Specified Amount.

     Underwriting Process: The underwriting process begins the day we receive your application at the BMA Service Center and ends the day we receive and approve all required documents, including the initial Premium, necessary to put the Policy in force.


                                   Appendix B

                               INVESTMENT OPTIONS

I. INVESTMENT OBJECTIVES AND STRATEGIES OF THE INVESTMENT OPTIONS

The following is a summary of the investment objectives and strategies of each Investment Option. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio. There is no assurance that the investment objectives will be achieved.

The investment objectives and policies of certain of the Investment Options are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisors manage. Although the objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers.

An Investment Option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow.

INVESTORS MARK SERIES FUND, INC.

     Investors Mark Series Fund, Inc. is managed by Investors Mark Advisor, LLC (Advisor), which is an affiliate of BMA. Investors Mark Series Fund, Inc. is a mutual fund with multiple portfolios. Each Investment Option has a different investment objective. The Advisor has engaged sub-advisors to provide investment advice for the individual Investment Options. The following Investment Options are available under the Policy:

     Standish Mellon Asset Management Company LLC is the Sub-Advisor to the following Portfolios:

               Intermediate Fixed Income Portfolio

                    The goal of this Portfolio is to seek a high level of
               current income consistent with preserving capital and liquidity. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in investment grade fixed income securities and the Portfolio's average dollar-weighted effective portfolio maturity will be greater than three years and less than ten years.

               Mid Cap Equity Portfolio

                    The goal of the Portfolio is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of companies which appear to be undervalued. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in equity and equity-related securities of companies with market capitalization exceeding $2 billion but less than $10 billion at the time of purchase.

               Money Market Portfolio

                    The goal of this Portfolio is to seek to obtain the highest level of current income while preserving capital and maintaining liquidity. It invests in carefully selected short-term fixed income securities issued by the U.S. government and its agencies and by other stable financial institutions.

               Global Fixed Income Portfolio

                    The Portfolio's objective is to maximize total return while realizing a market level of income consistent with preserving both capital and liquidity. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in fixed income securities of foreign governments or their political subdivisions and companies located in at least three countries around the world, including the United States. Usually, the Portfolio will invest in no fewer than eight foreign countries.

     Stein  Roe &  Farnham  Incorporated  is the  Sub-Advisor  to the  following
Portfolios:

               Small Cap Equity Portfolio

                    The Portfolio seeks long-term capital appreciation. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in a diversified portfolio of common stocks and equity-type securities of companies with market capitalization, at the time of purchase, equal to or less than the capitalization of the largest stock in the Standard & Poor's Small Cap Index ($3.8 billion as of December 31, 2001). The Portfolio's Sub-Adviser seeks to invest in entrepreneurially managed companies that serve large and growing markets and have the ability to grow their market share.

               Large Cap Growth Portfolio

                    The goal of this Portfolio is long-term capital
               appreciation. The Portfolio invests, during normal market conditions, at least 80% of its total net assets in common stocks and other equity-type securities of companies exceeding $10 billion in market capitalization at the time of purchase. The Portfolio's Sub-Adviser will focus on companies that it believes have long-term appreciation possibilities.

     David  L.  Babson  &  Company  Inc.  is the  Sub-Advisor  to the  following
Portfolio:

               Large Cap Value Portfolio

                    The goal of this Portfolio is long-term growth of capital
               and income by investing principally in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in common stocks of companies with market capitalization exceeding $5 billion at the time of purchase, which are either listed on an exchange or over-the-counter.

     Lord, Abbett & Co. LLC is the Sub-Advisor to the following Portfolio:

               Growth & Income Portfolio

                    This Portfolio seeks to provide long-term growth of capital and income without excessive fluctuation in market value. During normal market conditions, the Portfolio will invest in common stocks (including securities convertible into common stocks) of large, seasoned companies, generally exceeding $5 billion in market capitalization at the time of purchase, which the Portfolio's Sub-Adviser believes are undervalued.

     Kornitzer  Capital  Management,  Inc. is the  Sub-Advisor  to the following
Portfolio:

               Balanced Portfolio

                    The goal of this Portfolio is both long-term capital growth and high current income. It invests in both stocks and fixed income securities. The balance of stocks and bonds in the Portfolio can change based on the Portfolio Sub-Adviser's view of economic conditions, interest rates, and stock prices. Generally, the Portfolio's assets will be invested in common stocks, in high yielding corporate bonds, and in convertible securities. Convertible securities offer current income like a corporate bond, but can also provide capital appreciation through their conversion feature (the right to convert to common stock). During normal market conditions, the Portfolio will generally invest a minimum of 25% of its total net assets in fixed income senior securities and a minimum of 25% of its total net assets in equity securities.

JANUS ASPEN SERIES (INSTITUTIONAL SHARES)

     Janus Aspen Series is a mutual fund with multiple portfolios. Janus Capital Management LLC is the investment adviser. The following Investment Option is available under the Policy:

               Janus Aspen Series International Growth Portfolio*

                    The Portfolio invests, under normal circumstances, at least
                80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country.

*Effective on or about March 24, 2003, the Berger IPT-International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Fund of Janus Aspen Series.

THE ALGER AMERICAN FUND

     The Alger  American  Fund is a mutual fund with multiple  portfolios.  Fred
Alger  Management,   Inc.  serves  as  the  investment  advisor.  The  following
Investment Options are available under the Policy:

               Alger American Growth Portfolio

                    This Portfolio seeks long-term capital appreciation. It
               focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

               Alger American Leveraged AllCap Portfolio

                    This Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The Portfolio can leverage, that is, borrow money in amounts up to one-third of its total assets to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

               Alger American MidCap Growth Portfolio

                    This Portfolio seeks long-term capital appreciation. It
               focuses on midsize companies with promising growth potential that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index(R).


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

     American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following Investment Options are available under the Policy:

               VP Income & Growth

                    This Portfolio seeks dividend growth, current income, and
               capital appreciation by investing in common stocks. The Portfolio invests in mainly large company stocks, such as those in the Standard & Poor's 500 Composite Stock Price Index, but it also may invest in the stocks of small and medium-size companies. The management team strives to outperform the Standard & Poor's 500 Composite Stock Price Index over time while matching its risk characteristics.

               VP Value

                    This Portfolio seeks long-term capital growth as a primary objective and income as a secondary objective. It invests in well-established companies that the Portfolio's Adviser believes are undervalued at the time of purchase.

DREYFUS STOCK INDEX FUND  (Initial Share Class)

     The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

     The objective of this Portfolio is to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). To pursue this goal, the Portfolio generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

DREYFUS VARIABLE INVESTMENT FUND

     The Dreyfus Variable Investment Fund ("Dreyfus VIF") is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor. The following Investment Option is available under the Policy:

               Dreyfus VIF Disciplined Stock Portfolio  (Initial Share Class)

                    This Portfolio seeks investment returns (consisting of
               capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the Portfolio invests at least 80% of its assets in stocks.

VARIABLE INSURANCE PRODUCTS FUND

     The  Variable  Insurance  Products  are  managed by Fidelity  Management  &
Research  Company.  The following  Investment  Options are  available  under the
Policy:

               Fidelity VIP Overseas Portfolio

                    This Portfolio seeks long-term growth of capital by
               investing at least 80% of its total assets in foreign securities and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

               Fidelity VIP Growth Portfolio

                    This Portfolio seeks to achieve capital appreciation by
               investing primarily in common stocks of companies that the Adviser believes have above-average growth potential (stocks of these companies are often called "growth" stocks).

               Fidelity VIP Contrafund Portfolio

                    This Portfolio seeks long-term capital appreciation by
               investing primarily in common stocks of companies whose value the Adviser believes are not fully recognized by the public.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

     INVESCO Variable Investment Funds, Inc. is a mutual fund with multiple portfolios. INVESCO Funds Group, Inc. is the investment advisor. The following Investment Options are available under the Policy:

               INVESCO VIF-High Yield Fund

                    The Fund seeks a high level of current income by investing primarily in bonds and other debt securities as well as preferred stock. It also seeks capital appreciation. The Fund normally invests at least 80% of its assets in a diversified portfolio of high yield corporate bonds rated below investment grade, commonly known as "junk bonds" and preferred stocks with investment grade and below investment grade ratings.

               INVESCO VIF-Core Equity Fund

                    The Fund seeks to provide a high total return through both growth and current income. The Fund normally invests at least 80% of its assets in common stocks. At least 50% of common stocks which the Fund holds will be dividend-paying common and preferred stocks. The Fund also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States; it may, however, invest in foreign securities in the form of American Depository Receipts (ADRs). The Fund will normally invest up to 5% of its assets in debt securities, generally corporate bonds that are rated investment grade or better.

LAZARD RETIREMENT SERIES, INC.

     Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management, LLC a subsidiary of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio. The following Investment Option is available under the Policy:

               Lazard Retirement Small Cap Portfolio

                    This Portfolio seeks long-term capital appreciation. It
               invests primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000 Index(R) that the manager believes are undervalued based on their earnings, cash flow or asset values.


II. FEES AND EXPENSES OF THE INVESTMENT OPTIONS

Total Annual Portfolio Expenses for Each Investment Option




                                                                                                            Total         Total
                                                                                                           Annual         Annual
                                                                                                          Portfolio      Portfolio
                                                                         Other Expenses  Other Expenses   Expenses       Expenses
                                                      Management  12b-1     (before          (after       (before        (after
                                                         Fees     Fees   reimbursement) reimbursement) reimbursement) reimbursement)
-----------------------------------                   ----------  ----   -------------   ------------- -------------  -------------
INVESTORS MARK SERIES FUND, INC.(1)
     Intermediate Fixed Income Portfolio...............   .60%      --       1.42%             .20%          2.02%            .80%
     Mid Cap Equity Portfolio..........................   .80%      --       1.03%             .10%          1.83%             .90%
     Money Market Portfolio............................   .40%      --       1.10%             .10%          1.50%            .50%
     Global Fixed Income Portfolio.....................   .75%      --       1.03%             .25%          1.78%           1.00%
     Small Cap Equity Portfolio........................   .95%      --        .55%             .10%          1.50%           1.05%
     Large Cap Growth Portfolio........................   .80%      --        .43%             .10%          1.23%            .90%
     Large Cap Value Portfolio.........................   .80%      --        .60%             .10%          1.40%            .90%
     Growth & Income Portfolio.........................   .80%      --        .38%             .10%          1.18%            .90%
     Balanced Portfolio................................   .80%      --        .73%             .10%          1.53%            .90%
JANUS ASPEN SERIES (Institutional Shares)
     Janus Aspen Series International Growth Portfolio.   .65%      --        .09%             .09%           .74%            .74%
THE ALGER AMERICAN FUND
     Alger American Growth Portfolio...................   .75%      --        .06%             .06%           .81%            .81%
     Alger American Leveraged AllCap Portfolio.........   .85%      --        .07%             .07%           .92%            .92%
     Alger American MidCap Growth Portfolio............   .80%      --        .08%             .08%           .88%            .88%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     VP Value (2)......................................   .97%      --        .00%             .00%           .97%            .97%
     VP Income & Growth................................   .70%      --        .00%             .00%           .70%            .70%
DREYFUS STOCK INDEX FUND--Initial Shares(3)............   .25%      --        .01%             .01%           .26%            .26%
DREYFUS VARIABLE INVESTMENT FUND--Initial
   Shares(3)
     Dreyfus VIF Disciplined Stock Portfolio...........   .75%      --        .06%             .06%           .81%            .81%
VARIABLE INSURANCE PRODUCTS FUND, SERVICE CLASS 2 (4)
     Fidelity VIP Overseas Portfolio...................   .73%     .25%       .20%             .20%          1.18%           1.18%
     Fidelity VIP Growth Portfolio.....................   .58%     .25%       .10%             .10%           .93%            .93%
     Fidelity VIP Contrafund Portfolio.................   .58%     .25%       .11%             .11%           .94%            .94%
INVESCO VARIABLE INVESTMENT FUNDS, INC.(5)
     INVESCO VIF-High Yield Fund.......................   .60%      --        .42%             .42%          1.02%           1.02%
     INVESCO VIF-Core Equity Fund......................   .75%      --        .34%             .34%          1.09%           1.09%
LAZARD RETIREMENT SERIES, INC.(6)
     Lazard Retirement Small Cap Portfolio.............   .75%     .25%       .67%             .25%          1.67%           1.25%


(1) Investors Mark Advisor, LLC voluntarily agreed to reimburse expenses of each Portfolio of Investors Mark Series Fund, Inc. for the year ended December 31, 2001 and will continue this arrangement until April 30, 2003 so that the annual expenses do not exceed the amounts set forth above under "Total Annual Portfolio Expenses" for each Portfolio. Absent such expense reimbursement, the Total Annual Portfolio Expenses for the year ended December 31, 2001 were: 1.50% for the Money Market Portfolio; 2.02% for the Intermediate Fixed Income Portfolio; 1.78% for the Global Fixed Income Portfolio; 1.83% for the Mid Cap Equity Portfolio; 1.53% for the Balanced Portfolio; 1.18% for the Growth & Income Portfolio; 1.50% for the Small Cap Equity Portfolio; 1.23% for the Large Cap Growth Portfolio; and 1.40% for the Large Cap Value Portfolio.

(2) The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

(3) The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented. Please consult the underlying fund prospectus for more complete information.

(4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

(5) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown because their custodian fees were reduced under an expense offset arrangement. Certain expenses of the Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors.

(6) Lazard Asset Management, LLC, the fund's investment adviser, voluntarily agreed to reimburse all expenses through December 31, 2002 to the extent total annual portfolio expenses exceed in any fiscal year 1.25% of the Portfolio's average daily net assets. Absent this expense reimbursement, Total Portfolio Expenses for the year ended December 31, 2001 would have been 1.67% for the Lazard Retirement Small Cap Portfolio.


---------------------------------------------------------------------------
[Outside Back Cover of Prospectus]

To learn more about the  Policy,  you should read the SAI dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Accumulation Values, and to request other information about the Policy, please call or write to us at our Service Center.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0l02. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-08781.

----------------------------------------------------------------------------

                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION

                  FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                    issued by

                           BMA VARIABLE LIFE ACCOUNT A

                                       and

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA



                              --------------------

THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY. FOR A COPY OF THE PROSPECTUS, CALL OR WRITE BMA
AT:
    ---------------------------------------------.


THIS  STATEMENT OF ADDITIONAL  INFORMATION  AND THE  PROSPECTUS ARE DATED May 1,
2003.



                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
GENERAL INFORMATION AND HISTORY OF BMA AND THE SEPARATE ACCOUNT
   BMA
   The Separate Account
ADMINISTRATOR
CUSTODIAN
EXPERTS
LEGAL OPINIONS
PREMIUMS
ADDITIONAL INFORMATION ABOUT THE POLICIES
   Misstatement of Age or Sex
   Our Right to Contest
   Payment Options
   Extension of Maturity Date
   Net Amount at Risk
   Valuation of Separate Account Assets
SALE OF THE POLICIES
ADDITIONAL INFORMATION ABOUT CHARGES
UNDERWRITING PROCEDURES
INCREASE IN FACE AMOUNT
PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS
FEDERAL TAX STATUS
FINANCIAL STATEMENTS


GENERAL INFORMATION AND HISTORY OF BMA AND THE SEPARATE ACCOUNT

BMA

Business Men's Assurance Company of America ("BMA" or "us, ours, we"), BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108 was incorporated on July 1, 1909 under the laws of the state of Missouri. BMA is licensed to do business in the District of Columbia, Puerto Rico and all states except New York. BMA operates as a reinsurer in the state of New York. BMA is a wholly owned subsidiary of Assicurazioni Generali S.p.A., which is the largest insurance organization in Italy.

On April 30, 2002, RBC Insurance, the insurance operations of Royal Bank of Canada, announced an agreement to acquire BMA from Generali Finance B.V, an indirect wholly owned subsidiary of Assicurazioni Generali S.p.A. Under the agreement, Liberty Life Insurance Company, part of the U.S. operations of RBC Insurance that operates under the brand name RBC Liberty Insurance, will purchase BMA, exclusive of its existing reinsurance business. This transaction, which is subject to Canadian and U.S. regulatory approvals and certain customary closing conditions, is expected to close by May 1, 2003. There are no assurances that these approvals will be obtained.

The acquisition of BMA will not affect your Policy benefits or any other terms or conditions under your Policy.

The Separate Account

BMA established BMA Variable Life Account A, a separate account, on December 1, 1998. under Missouri law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended and qualifies as a "separate account" within the meaning of federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

                                  ADMINISTRATOR

We have hired Liberty Insurance Services, 2000 Wade Hampton Boulevard, Greenville, South Carolina to perform certain administrative services regarding the Policies. The administrative services include issuance of the Policy and maintenance of Policy records. Claims are handled jointly between BMA and Liberty Insurance Services.


                                    CUSTODIAN

We hold the title to the assets of the Separate Account. These assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account.

We maintain records of all purchases and redemptions of fund shares held by each of the Subaccounts of the Separate Account.

                                     EXPERTS

The financial statements of BMA Variable Life Account A as of December 31, ____ and for the two years then ended, and the Consolidated Financial Statements of Business Men's Assurance Company of America as of December 31, ____ and for the two years then ended have been audited by ________________, ___________________, independent accountants, as set forth in their reports, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Fort Lauderdale, Florida has provided advice on certain matters relating to the Federal securities and income tax laws in connection with the Policies.

                                    PREMIUMS


                    ADDITIONAL INFORMATION ABOUT THE POLICIES

Misstatement of Age or Sex

The Age of each of the Insureds is the Age as of his or her last birthday on the Policy Date or Policy Anniversary. We determine this from the date of birth shown in the application. If the date of birth or sex shown on the Policy
Schedule is not correct, we will adjust the Death Benefit to that which would be purchased by the most recent cost of insurance charge at the correct age and sex.

Our Right to Contest

We cannot contest the validity of the Policy after it has been in force during the lifetimes of both Insureds for two years from the Policy Date except:

   (a) for non payment of Premium; and

   (b) with respect to any additional benefits or Policy riders for disability or accidental death.

If the effective date of a rider is later than the Policy Date, the rider will not be contestable as to statements made in the application for such rider after it has been in force during the lifetimes of both Insureds or for two years from the effective date of such rider, except with respect to any additional benefits or Policy riders for disability of accidental death.

Any increase in Specified Amount effective after the Policy Date will not be contestable after such increase has been in force during the lifetimes of both Insureds for the two years that follow the effective date of such increased Specified amount.

If the Policy lapses and it is reinstated, BMA cannot contest any statements made in the Reinstatement application after the Policy has been in force during the lifetimes of both Insureds for two years from the effective date of the Reinstatement application.

Suicide. If while the Policy is in force either of the Insureds commits suicide, while sane or insane, within two years from the Policy Date, the benefit payable will be limited to all Premiums paid, less Indebtedness and less any prior partial surrenders. There will be a further deduction from the benefit payable for the total rider charges, if any, for additional Insureds covered under the Policy.

If while the Policy is in force either of the Insureds commits suicide, while sane or insane, within two years from the effective date of any increase in coverage or additional benefits for both Insureds, the benefit payable with respect to such increase or additional benefits will be limited to the Premium paid for the cost of such increased coverage or additional benefits.

Payment Options

The Death Proceeds or proceeds payable upon maturity of the Policy may be paid in a lump sum or may be applied to one of the following Payment Options:

          Option 1 - Life Annuity
          Option 2 - Life Annuity with 120 or 240 Monthly Annuity Payments
                     Guaranteed
          Option 3 - Joint and Last Survivor Annuity
          Option 4 - Joint and Last Survivor Annuity with 120 or 240 Monthly
                     Annuity Payments Guaranteed

Payments under the Payment Options do not vary with the performance of the Investment Options.

Consult your Policy regarding the Payment Option provisions.

Extension of Maturity Date

     The Policy provides that BMA will pay the Accumulation Value of the Policy, less Indebtedness, to you on the Maturity Date if at least one Insured is then living. Unless an extension is requested, the Maturity Date will be the Policy Anniversary Date next following the 100th birthday of the younger of the two Insureds.

     You may request that the Maturity Date be extended through the Extension of Maturity Date Rider. If BMA received your written request prior to the Maturity Date and all past due Monthly Deductions have been paid, the Policy will continue in force beyond the Maturity Date until the death of the last surviving Insured or the date that we receive your request to surrender the Policy for its Cash Surrender Value.

     No other rider will be extended past the original Policy Maturity Date as a result of extending the Maturity Date under the rider.

     Once the Maturity Date extension is in place, the Death Benefit will be the Accumulation Value, less any Indebtedness. The Monthly Deduction will no longer be deducted and no new Premiums will be accepted. Interest or loans, if any, will continue to accrue and will be added to the total Indebtedness.

     Loan repayments will be accepted. There is no charge for this rider.

See the prospectus "The Policy - Maturity Date."

Net Amount at Risk

Level Death Benefit. For the Level Death Benefit Option, the Net Amount at Risk is the greater of:

1. the Specified Amount divided by 1.0032737 less the Accumulation Value; and

2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage (shown in the prospectus under "Death Benefits") divided by 1.0032737, less the Accumulation Value.

Adjustable Death Benefit Option. For the Adjustable Death Benefit Option, the Net Amount at Risk is the greater of:

1. the Specified Amount plus the Accumulation Value divided by 1.0032737, less the Accumulation Value, and

2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage divided by 1.0032737, less the Accumulation Value.

                      VALUATION OF SEPARATE ACCOUNT ASSETS

The Separate Account is divided into Subaccounts. The assets are valued as follows:

Accumulation Units. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Subaccounts of the Separate Account as a result of Premiums, surrenders, transfers, or fees and charges. BMA will determine the number of Accumulation Units of a Subaccount purchased or canceled by dividing the amount allocated to (or the amount withdrawn from) the Subaccount by the dollar value of one Accumulation Unit of the Subaccount as of the end of the Business Day during which the request for the transaction is received at the Service Center.

Accumulation Unit Value. The Accumulation Unit Value for each Subaccount was arbitrarily set initially. Subsequent Accumulation Unit Values for each Subaccount are determined by multiplying the Accumulation Unit Value for the immediately preceding Business Day by the Net Investment Factor for the Subaccount for the current Business Day.

The Accumulation Unit Value may increase or decrease from Business Day to Business Day.

Net Investment Factor. The Net Investment Factor is equal to (1-C) multiplied by A divided by B, where:

       A is (i) net asset value per share of the Investment Option held in the Subaccount at end of the current Business Day; plus (ii) any dividend or capital gains per share declared on behalf of such Investment Option that has an ex-dividend date within the current Business Day.

       B is the net asset value per share of the Investment Option held by the Subaccount for the immediately preceding Business Day.

       C is a charge factor, if any, for any taxes or any tax reserve BMA has established as a result of the operation or maintenance of the Separate Account.

Suspension of Payments or Transfers

We may be required to suspend or postpone any payments or transfers involving a Subaccount for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of shares of the Investment Options is not reasonably practicable or BMA cannot reasonably value the shares of the Investment Options;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable on surrender, or Policy Loan from the Fixed Account for not more than six months.

                        SALE OF THE POLICIES

Jones & Babson, Inc., 700 Karnes Boulevard, Kansas City, Missouri 64108 acts as the distributor of the Policies. The offering is on a continuous basis. Jones & Babson, Inc. was organized under the laws of the state of Missouri on February 23, 1959. Jones & Babson, Inc. is a member of the National Association of Securities Dealers, Inc. Jones & Babson is a wholly owned subsidiary of BMA.

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for BMA, are also National Association of Securities Dealers (NASD) registered representatives.

We pay sales commissions for the sale of the Policies. Currently, broker-dealers will be paid first-year commissions equal to up to 95% of target premium and 3% of premium received in excess of the target premium. Target premium is the premium calculated when a Policy is issued, based on the Insured's age, sex and risk class. In Policy Years 2-10, broker-dealers are paid commissions equal to up to 4% of target premium and 3% of premium received in excess of the target premium. In Policy Years 11 and beyond, broker-dealers will be paid commissions equal to .25% annually of the Policy's unloaned Accumulation Value, paid quarterly.

Commissions payable to registered representatives of a broker-dealer having a selling agreement with Jones & Babson, Inc., and/or to registered representatives of a broker-dealer having a selling agreement with these broker-dealers, may be paid to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions. In some circumstances and to the extent permitted by applicable regulatory requirements, Jones & Babson, Inc. may also reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to Owners or the Separate Account.

                      ADDITIONAL INFORMATION ABOUT CHARGES

Reduction or Elimination of the Surrender Charge

We may reduce or eliminate the amount of the Surrender Charge on the Policies when sales of the Policies are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. We will determine whether the Surrender Charge will be reduced after we examine all the relevant factors such as:

1. We will consider the size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Policies with fewer sales contacts.

2. We will consider the total amount of Premiums to be received. Per Policy sales expenses are likely to be less on larger Premium payments than on smaller ones.

3. We will consider any prior or existing relationship with us. Per Policy sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Policy with fewer sales contacts.

4. There may be other circumstances, of which We are not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, we determine that there will be a reduction in sales expenses, we may provide for a reduction or elimination of the Surrender Charge.

We may eliminate the Surrender Charge when the Policies are issued to an officer, director or employee of BMA or any of its affiliates. In no event will any reduction or elimination of the Surrender Charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.


                             INCREASE IN FACE AMOUNT

For the purpose of determining the net amount at risk on a Monthly Anniversary Day under the Level Death Benefit Option, the Accumulation Value on that day is allocated to the original Specified Amount and any subsequent increases in Specified Amount in the following manner.

The Specified Amount is comprised of coverage segments for the original Specified Amount and for each increase in Specified Amount. Each coverage segment has its own cost of insurance rates based on the Issue Age, sex, and Rate Class of each Insured on the effective date of the coverage segment, and also on the duration from its effective date. Each of these coverage segments may be reduced from time to time due to partial surrenders and requested decreases in Specified Amount, according to the rules covering partial surrenders and decreases described in the Policy and the prospectus. Under the Level Death Benefit Option, any excess of the total Death Benefit over the Specified Amount is considered to be a part of the original Specified Amount coverage segment.

On the Monthly Anniversary Day, the amount of each coverage segment is divided by the monthly discount factor of 1.0032737. The Accumulation Value on that day is then allocated to the discounted coverage segments, beginning with the original Specified Amount discounted coverage segment. If the Accumulation Value is less than or equal to the original Specified Amount discounted coverage segment, then it is allocated entirely to that segment. If the Accumulation Value is greater than the original Specified Amount discounted coverage segment, then the excess is allocated to the next most recently effective discounted coverage segment, and so on up through the discounted coverage segment with the most recent effective date. The Accumulation Value allocation for any coverage segment may not exceed the discounted amount of that segment.

Once the Accumulation Value has been completely allocated, the net amount at risk is determined for each coverage segment by subtracting its allocated Accumulation Value from the discounted amount of that segment. Each coverage segment net amount at risk is then multiplied by the cost of insurance rate for that segment, resulting in the cost of insurance for that segment. The cost of insurance for the Policy is the sum of the cost of insurance calculations for all of the coverage segments.

On each subsequent Monthly Anniversary Day, the entire Accumulation Value is re-allocated to the coverage segments in the manner described above.


              PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS

From time to time, we may report different types of historical performance for the Investment Options available under the Policy. We may report the average annual total returns of the funds over various time periods. Such returns will reflect the operating expenses (including management fees) of the funds, but not deductions at the Separate Account or Policy level for Risk Charges and Policy expenses, which, if included, would reduce performance.

At the request of a purchaser, BMA will accompany the returns of the funds with at least one of the following: (i) returns, for the same periods as shown for the funds, which include deductions under the Separate Account for the Risk
Charge in addition to the deductions of fund expenses, but does not include other charges under the Policy; or (ii) a personalized illustration of Accumulation Values and Cash Surrender Values for two Insureds of given Ages, genders, risk classifications, Premium level and Specified Amount. The Cash Surrender Value figures will assume all fund charges, the Risk Charge, and all other Policy charges are deducted. The Accumulation Value figures will assume all charges except the Surrender Charges are deducted.

We also may distribute sales literature comparing the percentage change in the net asset values of the funds or in the Accumulation Unit Values for any of the Investment Options to established market indices, such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Investment Options being compared.

The chart below shows the Effective Annual Rates of Return of the funds based on the actual investment performance (after deduction of investment management fees and direct operating expenses of the funds). These rates also do not reflect the Risk Charge assessed. The rates also do not reflect deductions from Premiums or Monthly Deductions assessed against the Accumulation Value of the Policy, nor do they reflect the Policy's Transaction Charges. Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy. See the "Fee Table" in the prospectus for information regarding all charges and deductions.

THE RATES OF RETURN SHOWN ARE NOT INDICATIVE OF FUTURE PERFORMANCE.  These rates
of  return  may  be  considered,   however,  in  assessing  the  competence  and
performance of the investment advisers.

RETURNS FOR THE PERIODS ENDED 12/31/02:
                                                                               Portfolio
                                                                               Inception                              10 Years/
Investment Option                                                                 Date        1 Year     5 Years   Since Inception
-----------------                                                                 ----        ------     -------   ---------------
INVESTORS MARK SERIES FUND, INC.
     Intermediate Fixed Income..............................................      11/13/97
     Mid Cap Equity.........................................................      11/13/97
     Money Market...........................................................      11/13/97
     Global Fixed Income....................................................      11/13/97
     Small Cap Equity.......................................................      11/13/97
     Large Cap Growth.......................................................      11/13/97
     Large Cap Value........................................................       12/2/97
     Growth & Income........................................................      11/12/97
     Balanced...............................................................      11/17/97
JANUS ASPEN SERIES (Institutional Shares)
        Janus Aspen Series International Growth Portfolio(2)................        5/2/94
THE ALGER AMERICAN FUND
        Alger American Growth...................................................    1/9/89
        Alger American Leveraged AllCap.........................................   1/25/95
        Alger American MidCap Growth............................................    5/3/93
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
        VP Income & Growth......................................................  10/30/97
        VP Value................................................................    5/1/96
DREYFUS STOCK INDEX FUND........................................................   9/29/89
DREYFUS VARIABLE INVESTMENT FUND
        Dreyfus VIF Disciplined Stock...........................................    5/1/96
VARIABLE INSURANCE PRODUCTS FUND, Service Class 2
         Fidelity VIP Overseas Portfolio(1).....................................   1/28/87
         Fidelity VIP Growth Portfolio(1).......................................   10/9/86
         Fidelity VIP Contrafund Portfolio(1)...................................    1/3/95
INVESCO VARIABLE INVESTMENT FUNDS, INC.
         INVESCO VIF-High Yield.................................................   5/27/94
         INVESCO VIF-Core Equity................................................   8/10/94
LAZARD RETIREMENT SERIES, INC.
        Lazard Retirement Small Cap.............................................

(1) Service Class 2 shares include an asset-based distribution fee (12b-1 fee.) Initial offering of Service Class 2 shares took place on January 12, 2000, at which time a 0.25% fee was imposed. Returns prior to that date do not include the effect of the Service Class 2 0.25% 12b-1 fee, and returns listed would have been lower for each portfolio if the Service Class fee structure had been in place and reflected in the performance.

(2) Pursuant to an Agreement and Plan of Reorganization, the Berger IPT - International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Fund of Janus Aspen Series (Institutional Shares). On or about March 24, 2003, the assets of the Berger IPT - International Fund were transferred to the Janus Aspen Series International Growth Portfolio. Performance shown above reflects the performance of the Janus Aspen Series International Growth Portfolio. Janus Capital Management LLC is the Janus Aspen Series International Growth Portfolio's adviser.

THE FIGURES SHOWN IN THIS CHART DO NOT REFLECT ANY CHARGES AT THE SEPARATE ACCOUNT OR THE POLICY LEVEL.


                               FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that the Policies to be issued will qualify as "life insurance contracts" under
Section 7702. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

Introduction. The discussion in this prospectus is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, this discussion is based upon Our understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those Federal income tax laws or of the current interpretations by the Internal Revenue Service.

BMA is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from BMA and its operations form a part of BMA.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies such as these Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989,  the  Treasury  Department  issued  Regulations  (Treas.  Reg.
Section 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if:

(i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

(ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

(iii)no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

(iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

BMA intends that each Investment Option underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

Owner Control. The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the Owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the Owner of the assets of the Separate Account.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owner being retroactively determined to be the Owner of the assets of the Separate Account.

Due to the uncertainty in this area, BMA reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Tax Treatment of the Policy. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, BMA has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While BMA has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with BMA's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. Owners should consult their tax advisers with respect to the tax consequences of purchasing the Policy.

Policy Proceeds. The tax treatment accorded to loan proceeds and/or surrender payments from the Policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, BMA believes that the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludible from the gross income of the Beneficiary under Section 101(a) of the Code. Also, the Owner is not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Owner or Beneficiary. For example, when all or part of the Policy or benefits under the Policy are transferred or paid to an individual two or more generations younger than the Policy Owner, a generation skipping transfer tax may be owed.

Tax Treatment of Loans and Surrenders. Section 7702A of the Code sets forth the rules for determining when a life insurance policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven policy years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then surrenders and/or loans (including loans secured by assignment or pledge of the Policy) are taxable to the extent of income in the Policy. In addition, such distributions from a Policy within two years before it becomes a MEC will also be taxed in this manner. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments, including those resulting from the termination of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions:

(1)  made on or after the date on which the taxpayer reaches age 59 1/2;

(2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

(3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Any loans from a Policy which is not classified as a MEC, will be treated as indebtedness of the Owner and not a distribution. Upon complete surrender or termination of the Policy, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Owner, the excess generally will be treated as ordinary income.

Personal interest payable on a loan under a Policy owned by an individual is generally not deductible. Furthermore, no deduction will generally be allowed for interest on loans under Policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer except for, in limited circumstances, policies on "key persons" as that term is defined in the Code. The deductibility of interest payable on Policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

You should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

Payment Options. Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non-taxable portions depends on the period over which its annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Multiple Policies. The Code further provides that multiple MECs which are issued within a calendar year period to the same Owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

Tax Treatment of Assignments. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the Owner of Your Policy.

Qualified Plans. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent Qualified Plans consultant.

Income Tax Withholding. All distributions or the portion thereof which is includible in gross income of the Owner are subject to federal income tax withholding. However, the Owner in most cases may elect not to have taxes withheld. The Owner may be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient.

Business Use. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, in recent years, Congress and the IRS have adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

State Law. State regulations require that the Policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for Federal tax purposes.


Financial Statements

The financial statements of the Separate Account and BMA follow.
     (Financial statements to be filed by Amendment)

------------------------

                                     PART C

                                OTHER INFORMATION

Item 27.  Exhibits

(a)       Board of Directors Resolution Authorizing the establishment of
          Registrant.*

(b)       Not Applicable

(c)(i)    Principal Underwriters Agreement (to be filed by Amendment)
  (ii)    Form of Selling Agreement**

(d)(i)   Last Survivor Flexible Premium Adjustable Variable Life Insurance
          Policy#
  (ii)   Four Year Term Insurance Rider
 (iii)   Survivorship Term Rider#
  (iv)   Guaranteed Minimum Death Benefit Rider#
   (v)   Exchange Option Rider
  (vi)   Extension of Maturity Date Rider#

(e) Application for Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy#

(f)(i)   Articles of Incorporation of Business Men's Assurance Company of
         America*
  (ii)   By-Laws of Business Men's Assurance Company of America*

(g)      Form of Reinsurance Agreement**

(h)(i)   Form of Fund Participation Agreement among Variable Insurance
         Products Fund, Fidelity Distributors Corporation and the Company***
    (ii) Form of Fund Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and the Company**
    (iii)Form of Fund Participation Agreement among Janus Aspen Series and the Company (to be filed by Amendment)
    (iv) Form of Fund Participation Agreement by and between American Century Investment Services, Inc. and the Company**
    (v) Form of Fund Participation Agreement among Dreyfus Stock Index Fund and the Company (to be filed by Amendment)
    (vi) Form of Fund Participation Agreement among Dreyfus Variable Investment Fund and the Company (to be filed by Amendment)
    (vii)Form of Fund Participation Agreement among INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc. and the Company**
   (viii)Form of Fund Participation Agreement among Lazard Retirement Series, Inc. and the Company (to be filed by Amendment)

(i) Administrative Contract (to be filed by Amendment)

(j) Not Applicable

(k) Opinion of Counsel (to be filed by Amendment)

(l) Not Applicable

(m) Not Applicable

(n) Consent of Independent Accountants (to be filed by Amendment)

(o) Not Applicable

(p) Not Applicable

(q) Not Applicable


*Incorporated by reference to Form S-6 (File No. 333-52689) electronically filed on May 14, 1998.

**Incorporated by reference to Pre-Effective Amendment No. 1 (File No. 333-52689) electronically filed on August 28, 1998.

***incorporated by reference to Pre-Effective Amendment No. 3 (File No. 333-52689) electronically filed on May 1, 2000.

#Incorporated by reference to Form S-6 (File No. 333-46538) electronically filed on September 25, 2000.

Item 28.  Directors and Officers

The following is the names and principal business addresses and positions and offices of the individuals with BMA who are engaged directly or indirectly with the business of the Separate Account and the executive officers of BMA:

Name and Principal                               Positions and Offices
Business Address                                 with Depositor

Giorgio Balzer..............................  Director,  Chairman  of the Board  and Chief  Executive  Officer  of BMA,  1990 to
                                              present; U.S. Representative of Generali, U.S. Branch.

Robert Thomas Rakich........................  Director,  President  and  Chief  Operating  Officer  of  BMA,  1995  to  present;
                                              President and Chief Executive Officer of Laurentian Capital Corp., 1988 to 1995.

Dennis Keith Cisler.........................  Senior Vice President--Information Technology of BMA, 1991 to present.

David Lee Higley............................  Senior Vice President and Chief Financial Officer of BMA, 1990 to present.

Stephen Stanley Soden.......................  President and Chief Executive Officer of Jones & Babson,  2000 to present;  Senior
                                              Vice President--Financial  Group of BMA, 1994 to 2000; President and Executive Vice
                                              President of BMA Financial Services, 1985 to 1996.

Michael Kent Deardorff......................  Senior Vice  President--Variable & Fixed Products, BMA, 1999 to present; Senior
                                              Vice  President--Marketing  BMA Financial Group,  1998 to 1999; Vice  President--BMA
                                              Financial  Group,  1996  to  1998;  Vice  President--Annuity,  1995 to  1996;  Vice
                                              President--Advance Marketing, 1991 to 1995; Sales Vice President, 1989 to 1990.

Edward Scott Ritter.........................  Senior Vice  President--Insurance  Services and Corporate  Development of BMA, 2000
                                              to present; Senior Vice  President--Insurance  Services,  Corporate Development and
                                              Communications,  1998 to 2000; Vice President--Corporate Development, 1995 to 1998;
                                              Vice President--Finance and Treasurer, 1990 to 1995.

David Allen Gates...........................  Vice President--General Counsel and Secretary from 10/20/2000 to present;
                                              Vice President and General Counsel of BMA from 1998 to 10/19/2000;
                                              Regulatory Affairs Vice President from 1991 to 1998.

Robert Noel Sawyer..........................  Director of BMA since 1997; Senior Vice President and Chief Investment  Officer of
                                              BMA, 1990 to present.

Margaret Mary Heidkamp......................  Vice    President--Sales    Operations    of   BMA,    2000   to   present;    Vice
                                              President--Operations,  Variable  and Asset  Accumulation  Products,  1997 to 2000;
                                              Vice  President--Management  Services,  1995  to  1997;  Management  Services  Vice
                                              President, 1990 to 1995; Manager of Information Planning, 1986 to 1990.

Jay Brian Kinnamon..........................  Vice President and Corporate Actuary of BMA, from 1991 to present.

Susan Annette Sweeney.......................  Vice President--Treasurer and Controller of BMA, 1995 to present; Chief
                                              Financial Officer of Dean Machinery, 1995; Manager--Finance of Jackson
                                              County, Missouri, 1991 to 1995.

Lawrence E. Engel...........................  Vice President Product Development & Technical Services of BMA, 1996 to present;

Calvin Dale Cherry..........................  Individual  Actuarial Vice President of BMA, 1999 to present;  Individual Insurance
                                              Actuary of BMA, 1990-1999.

Thomas Morton Bloch.........................  Director of BMA since 1993;  Teacher--St.  Francis Xavier  School,  1995 to present;
                                              President and Chief Executive Officer of H&R Block, Inc. until 1995.

Mel G. Carvill..............................  Director of BMA since 2000;  Managing  Director  of  Generali  Worldwide  Insurance
                                              Company, Ltd., Channel Islands, GUERNSEY since 1993.

William Thomas Grant II.....................  Director of BMA since 1990; President,  Chief Executive Officer and Chairman of the
                                              Board of LabOne, 1997 to present; Chairman and Chief Executive Officer of Seafield
                                              Capital Corporation, 1993 to 1997.

Donald Joyce Hall, Jr.......................  Director of BMA since 1990;  President  and Chief  Executive  Officer of  Hallmark;
                                              Vice   President--Creative   of  Hallmark  Cards,   Inc.;   Vice   President--Product
                                              Development   of   Hallmark;   Vice   President--Creative   of   Hallmark;   General
                                              Manager--Keepsakes  of Hallmark;  Executive Assistant to Executive Vice President of
                                              Hallmark; Director--Specialty Store Development of Hallmark.

Renzo Isler.................................  Director of BMA since 1999;  Manager--Group  Insurance  Operations of  Assicurazioni
                                              Generali, S.p.A.; Joint Manager--Life Division of Assicurazioni Generali, S.p.A.

Allan Drue Jennings.........................  Director of BMA since 1990;  Formerly Chairman of the Board and President of Kansas
                                              City Power & Light Company.

David Woods Kemper..........................  Director of BMA since 1991; Chairman of the Board, President and Chief
                                              Executive Officer of Commerce Bancshares, Inc.

John Kessander Lundberg.....................  Director of BMA since 1990; Retired.

John Pierre Mascotte........................  Director of BMA since  1990;  Formerly  Chairman  of the Board and Chief  Executive
                                              Officer of Blue Cross/Blue Shield of Kansas City;  Chairman of Johnson & Higgins of
                                              Missouri,   Inc.;   Chairman  and  Chief  Executive   Officer  of  The  Continental
                                              Corporation.

Andrea Rabusin..............................  Director of BMA since  1999;  Manager--Pension  Fund  Investments  of  Assicurazioni
                                              Generali, S.p.A.
--------------
 *Principal business address is BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108-3306.

Item 29.  Persons Controlled by or Under Common Control with
          Depositor or Registrant

BMA is a wholly-owned subsidiary of Generali Finance B.V. which in turn is a subsidiary 60% owned by Participatie Maatschappij Graafschap Holland ("Graafschap") and 40% owned by Belgica Insurance Holdings. Graafschap is a wholly-owned subsidiary of Assicurazioni Generali S.p.A.


Item 30.  Indemnification

The Bylaws of the Company (Article IV) provide that:

Section 1: Indemnification. Each person who is or was a Director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the Corporation as a right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a Director, officer or employee of the Corporation, or if serving at the request of the Corporation, as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this Bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnifications with respect to the same or different persons or classes of persons.

Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any Director, officer or employee of the Corporation providing indemnification for such person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Corporation, that arises by reason of the fact that such person is or was a Director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, to the full extent allowed by law, whether or not such indemnification would otherwise be provided for in this Bylaw, except that no such agreement shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriters

(a) Jones & Babson, Inc. ("J&B") currently serves as principal underwriter for the following investment companies other than Registrant:

     David L. Babson Growth Fund, Inc.
     Babson Enterprise Fund, Inc.
     Babson Enterprise Fund II, Inc.
     D.L. Babson Money Market Fund, Inc.
     D.L. Babson Tax-Free Income Fund, Inc.
     D.L. Babson Bond Trust
           -Portfolio L
           -Portfolio S
     Babson Value Fund, Inc.
     Shadow Stock Fund, Inc.
     Babson-Stewart Ivory International Fund, Inc.
     J&B Funds
         -J&B Small Cap International Fund
         -J&B Small Cap Aggressive Growth Fund
         -J&B Mid Cap Aggressive Growth Fund
     Buffalo Balanced Fund, Inc.
     Buffalo Large Cap Fund, Inc.
     Buffalo High Yield Fund, Inc.
     Buffalo Small Cap Fund, Inc.
     Buffalo USA Global Fund, Inc.
     Buffalo Funds
         -Buffalo Science & Technology Fund
         -Buffalo Mid Cap Fund
     Investors Mark Series Fund, Inc.
         -Balanced Portfolio
         -Global Fixed Income Portfolio
         -Growth & Income Portfolio
         -Intermediate Fixed Income Portfolio
         -Large Cap Value Portfolio
         -Large Cap Growth Portfolio
         -Mid Cap Equity Portfolio
         -Money Market Portfolio
         -Small Cap Equity Portfolio
     BMA Variable Annuity Account A



(b) The following table sets forth certain information regarding officers and directors of J&B:


Stephen S. Soden................. President, Chairman and Chief Executive Officer
P. Bradley Adams................. Vice President, Chief Financial Officer and Treasurer
Martin A. Cramer................. Legal and Regulatory Affairs-Vice President, Secretary
                                     and Chief Compliance Officer
Constance B. Martin.............. Assistant Vice President
Michael K. Deardorff............. Director
David A. Gates................... Director
David L. Higley.................. Director
Edward S. Ritter................. Director
Robert N. Sawyer................. Director

     *Principal business address is 700 Karnes Boulevard, Kansas City, Missouri 64108-3306.


(c) Not Applicable.

Item 32.  Location of Accounts and Records

The Company maintains physical possession of each account book, or other document required to be maintained by Section 31(a) and the rules under that Section at 700 Karnes Blvd., Kansas City, MO 64141 and 2000 Wade Hampton Blvd., Greenville, SC 29615-1064.

Item 33.  Management Services

          Not Applicable

Item 34.  Fee Representation

Business Men's Assurance Company of America ("BMA") represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by BMA.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Kansas City, and the State of Missouri on the 4th day of February, 2003.

                                     BMA VARIABLE LIFE ACCOUNT A
                                     (Registrant)

                                 By: BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                                      (Depositor)


                                 By:/s/EDWARD S. RITTER
                                    --------------------------------------------
                                    Edward S. Ritter, Sr. Vice President,
                                    Insurance Services & Corporate Development


                                     BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                                      (Depositor)



                                 By:/s/DAVID A. GATES
                                    ----------------------------------------
                                    David A. Gates, Vice President, General
                                       Counsel & Secretary


Attest:



/s/SUSAN A. SWEENEY
-------------------------------
Susan A. Sweeney

Vice President - Treasurer & Controller
----------------------------------------
Title

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                             TITLE                                  DATE
- ---------                                             -----                                -----

Giorgio Balzer*                             Director, Chairman of the Board                 2/4/03
- -------------------------                 and Chief Executive Officer                     -------
Giorgio Balzer                                                                               Date

Thomas Morton Bloch*                        Director                                        2/4/03
- -------------------------                                                                 -------
Thomas Morton Bloch                                                                          Date

Mel G. Carvill*                             Director                                        2/4/03
- -------------------------                                                                 -------
Mel G. Carvill                                                                               Date


William Thomas Grant II *                   Director                                        2/4/03
- -------------------------                                                                 -------
William Thomas Grant II                                                                       Date

Donald Joyce Hall, Jr.*                     Director                                        2/4/03
- -------------------------                                                                 -------
Donald Joyce Hall, Jr.                                                                        Date

Renzo Isler*                                Director                                        2/4/03
- -------------------------                                                                 -------
Renzo Isler                                                                                   Date

Allan Drue Jennings*                        Director                                        2/4/03
- -------------------------                                                                 -------
Allan Drue Jennings                                                                           Date

David Woods Kemper*                         Director                                        2/4/03
- -------------------------                                                                 -------
David Woods Kemper                                                                            Date

John Kessander Lundberg*                    Director                                        2/4/03
- -------------------------                                                                 -------
John Kessander Lundberg                                                                       Date

John Pierre Mascotte*                       Director                                        2/4/03
- -------------------------                                                                 -------
John Pierre Mascotte                                                                          Date

Andrea Rabusin*                             Director                                        2/4/03
- -------------------------                                                                 -------
Andrea Rabusin                                                                                Date

/s/ROBERT T. RAKICH                         Director, President and Chief                   2/4/03
- -------------------------                 Operating Officer                               -------
Robert T. Rakich                                                                              Date

/s/DAVID A. GATES                           Vice President, General Counsel                 2/4/03
- -------------------------                 and Secretary                                   -------
David A. Gates                                                                                Date

/s/DAVID L. HIGLEY                          Senior Vice President & Chief                   2/4/03
- -------------------------                 Financial Officer                               -------
David L. Higley                                                                               Date

/s/SUSAN A. SWEENEY                         Vice President - Treasurer &                    2/4/03
- -------------------------                 Controller                                      -------
Susan A. Sweeney                                                                              Date

*By:/s/ROBERT T. RAKICH
    ---------------------
     Attorney-in-Fact


*By:/s/DAVID A. GATES
    ---------------------
     Attorney-in-Fact





                               EXHIBIT LIST


EX-99.d.ii  Four Year Term Insurance Rider
EX-99.d.v   Exchange Option Rider